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                               OWOSSO CORPORATION
                               401(k) SAVINGS PLAN

                              Effective May 1, 1995


             (WORKING COPY INCORPORATING AMENDMENTS 1997-1 & 1997-2)

















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                               OWOSSO CORPORATION
                               401(k) SAVINGS PLAN

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ARTICLE 1

         INTRODUCTION.............................................................................................1

ARTICLE 2
         DEFINITIONS AND CONSTRUCTION.............................................................................3
         2.1.  Definitions........................................................................................3
         2.2.  Construction; Headings............................................................................19

ARTICLE 3
         PARTICIPATION AND SERVICE...............................................................................20
         3.1.  Eligibility to Participate........................................................................20
         3.2.  Commencement of Participation.....................................................................21
         3.3.  Cessation of Participation........................................................................21
         3.4.  Years of Service..................................................................................21
         3.5.  Special Rules for Participation and Vesting.......................................................22
         3.6.  Participation and Service upon Reemployment.......................................................23
         3.7.  Transfers to Affiliates and Change in Status......................................................23

ARTICLE 4
         CONTRIBUTIONS...........................................................................................25
         4.1.  Company Contributions.............................................................................25
         4.2.  Time and Manner of Contribution...................................................................29
         4.3.  Conditions on Company Contributions...............................................................30
         4.4.  Contributions by Participants.....................................................................31
         4.5.  Limitations on Matching Contributions.............................................................31
         4.6.  Limitations on Elective Deferral Contributions....................................................32
         4.7.  Income Attributable to Excess Aggregate Contributions and Excess Aggregate
                  Deferrals......................................................................................34
         4.8.  Other Limitations under Code section 401(m).......................................................35

ARTICLE 5
         ALLOCATIONS TO PARTICIPANTS' ACCOUNTS...................................................................36
         5.1.  Individual Accounts...............................................................................36
         5.2.  Account Adjustments...............................................................................36
         5.3.  Maximum Additions.................................................................................40
         5.4.  Defined Contribution and Defined Benefit Plans....................................................42
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         5.5.  No Rights Created by Allocation...................................................................44

ARTICLE 6
         PAYMENT OF BENEFITS.....................................................................................45
         6.1.  Retirement or Disability..........................................................................45
         6.2.  Death.............................................................................................45
         6.3.  Other Termination of Employment...................................................................45
         6.4.  Forfeitures.......................................................................................47
         6.5.  Time of Payment of Benefits.......................................................................48
         6.6.  Mode of Payment of Benefits.......................................................................52
         6.7.  Designation of Beneficiary........................................................................52
         6.8.  Information Required from Beneficiary.............................................................54
         6.9.   Rollovers........................................................................................54
         6.10.  Withdrawals......................................................................................55
         6.11.  Loans to Participants and Former Participants....................................................58
         6.12.  Loans from  Merged Plan..........................................................................64
         6.13.  Direct Rollovers.................................................................................65

ARTICLE 7
         TRUST FUND..............................................................................................67
         7.1.  Exclusive Benefit of Employees and Beneficiaries..................................................67
         7.2.  Investment Directions by Participants.............................................................67
         7.3.  Investment Funds..................................................................................69
         7.4.  Special Rules Concerning the Owosso Stock Fund....................................................69

ARTICLE 8
         ADMINISTRATION..........................................................................................72
         8.1.  Duties and Responsibilities of Fiduciaries........................................................72
         8.2.  Allocation of Duties and Responsibilities.........................................................73
         8.3.  Membership of Committee...........................................................................73
         8.4.  Expenses..........................................................................................73
         8.5.  Records and Reports...............................................................................73
         8.6.  Other Powers and Duties...........................................................................74
         8.7.  Rules and Decisions; Non-Discriminatory Actions...................................................75
         8.8.  Authorization of Benefit Payments.................................................................75
         8.9.  Applications and Forms for Benefits...............................................................75
         8.10.  Facility of Payment..............................................................................76
         8.11.  Liabilities......................................................................................76
         8.12.  Claims Procedure.................................................................................76

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ARTICLE 9
         MISCELLANEOUS...........................................................................................79
         9.1.  Nonguarantee of Employment........................................................................79
         9.2.  Rights to Trust Assets............................................................................79
         9.3.  Nonalienation of Benefits.........................................................................79
         9.4.  Discontinuance of Company Contributions...........................................................80

ARTICLE 10
         AMENDMENTS AND ACTION BY COMPANY........................................................................81
         10.1.  Amendments Generally.............................................................................81
         10.2.  Amendments to Vesting Schedule...................................................................81
         10.3.  Action by Company................................................................................82

ARTICLE 11
         SUCCESSOR EMPLOYER AND MERGER OR CONSOLIDATION OF PLANS.................................................83
         11.1.  Successor Employer...............................................................................83
         11.2.  Plan Assets......................................................................................83

ARTICLE 12
         PLAN TERMINATION........................................................................................84
         12.1.  Right to Terminate...............................................................................84
         12.2.  Liquidation of the Trust Fund....................................................................84
         12.3.  Manner of Distribution...........................................................................84

ARTICLE 13
         DETERMINATION OF TOP-HEAVY STATUS.......................................................................85
         13.1.  General..........................................................................................85
         13.2.  Top-Heavy Plan...................................................................................85
         13.3.  Super Top-Heavy Plan.............................................................................85
         13.4.  Cumulative Accrued Benefits and Cumulative Accounts..............................................85
         13.5.  Definitions......................................................................................86
         13.6.  Vesting..........................................................................................86
         13.7.  Minimum Contributions............................................................................87
         13.8.  Defined Benefit and Defined Contribution Plan Fractions..........................................88

ARTICLE 14
         PARTICIPATING COMPANIES.................................................................................89
         14.1.  Effective Date of Participation..................................................................89

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         14.2.  Reallocation of Forfeitures......................................................................89
         14.3.  Administration...................................................................................89
         14.4.  Contributions....................................................................................90
         14.5.  Withdrawal of Participating Company..............................................................90

APPENDIX A
         Special Rules With Respect to the Merged Account and Voluntary Contribution Account

APPENDIX B
         Participating Companies

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                               OWOSSO CORPORATION
                               401(k) SAVINGS PLAN

                                    ARTICLE 1

                                  INTRODUCTION

                  This Owosso Corporation 401(k) Savings Plan (the "Plan") was established by Sooner Trailer Manufacturing Co. effective May 1, 1995 for the benefit of its eligible employees. Effective as of July 1, 1995, Owosso Corporation (the "Company") assumed sponsorship of the Plan, and a 401(k) cash or deferred and a company stock investment fund feature were added to the Plan. Also effective July 1, 1995, the Landover Company Money Purchase Pension Plan, the Owosso Corporation Money Purchase Pension Plan and the DewEze Profit Sharing Plan (collectively, the "Merged Plans") were merged with and into the Plan.

                  The account balances of Participants attributable to their participation in the Merged Plans were merged into this Plan from the Merged Plan and are allocated in a Merged Account and, for purposes of Voluntary Contributions previously allocated under a Merged Plan, a Voluntary Contribution Account.

                  This Plan is to be maintained according to the terms of this instrument. The Committee has the authority to manage the administration of this Plan. The assets of this Plan are held in trust by the Trustees in accordance with the terms of the Trust agreement, which is considered to be an integral part of this Plan. Except as may be provided in the Trust agreement, the Trustees have the exclusive authority to manage and control the assets of this Plan. Notwithstanding any other provision of this Plan, Company contributions for Plan Years hereunder shall be made without regard to current or accumulated earnings and profits for the




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taxable year or years ending with or within such Plan Year. Nevertheless, this
Plan is designed to qualify as a profit sharing plan for purposes of section 401(a) of the Code.



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                                    ARTICLE 2

                          DEFINITIONS AND CONSTRUCTION

                  2.1. Definitions. The following initially capitalized words and phrases, when used in this Plan, shall have the following meanings:

                  Actual Contribution Percentage means the average of the ratios (calculated separately for each Eligible Employee) of the sum of the amount of Matching Contributions made by the Company on behalf of each Eligible Employee for such Plan Year (including any Qualified Supplemental Contributions made pursuant to Section 4.1(d) of the Plan) to the Eligible Employee's compensation for such Plan Year. For purposes of determining the Actual Contribution Percentage, compensation for any Plan Year shall satisfy the provisions of section 414(s) of the Code, but shall not include any amount paid on account of services performed prior to the date upon which the Eligible Employee became eligible to commence participation in the Plan.

                  Actual Contribution Percentage Test means the test described in Section 4.5.

                  Actual Deferral Percentage means the average of ratios (calculated separately for each Eligible Employee) of the amount of Elective Deferral Contributions made by the Company on behalf of each Eligible Employee for such Plan Year (including any Qualified Matching Contributions and/or Qualified Supplemental Contributions made pursuant to Section 4.1(d) of the
Plan) to the Eligible Employee's compensation for such Plan Year. For purposes of determining the Actual Deferral Percentage, compensation for such Plan Year shall satisfy the provisions of section 414(s) of the Code, but shall not include any amount paid on account of

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services performed prior to the date upon which the Eligible Employee became eligible to commence participation in the Plan.

                  Actual Deferral Percentage Test means the test described in
Section 4.6.

                  Affiliate means the Company and any employer which has not adopted this Plan and is a member of a controlled group of corporations (as defined in section 414(b) of the Code) which includes the Company; any trade or business (whether or not incorporated) which is under common control (as defined in section 414(c) of the Code) with the Company; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in section 414(m) of the Code) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under section 414(o) of the Code.

                  Annual Additions means, with respect to each Limitation Year, the total of the Company contributions and Forfeitures allocated to a Participant's Employer Contribution Account pursuant to the provisions of this Plan, plus amounts described in sections 415(l)(1) and 419A(d)(2) of the Code, if any. Annual Additions also shall include any additions to the account of a Participant under any other qualified defined contribution plan maintained by the Company or an Affiliate.

                  For purposes of determining Annual Additions, compensation for any Limitation Year shall mean a Participant's or Former Participant's compensation as reported to the Participant or Former Participant on Form W-2 (adjusted, however, to include only those items specified in Treas. Reg. ss.1.415-2(d)(2)(i) and to exclude those items specified in Treas. Reg. ss.1.415-2(d)(3)) for the Limitation Year, plus the compensation, if any, paid by an Affiliate for such Limitation Year.

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                  Beneficiary means a person or persons (natural or otherwise)
designated by a Participant in accordance with the provisions of Section 6.7 to receive any death benefit which shall be payable under this Plan.

                  Board of Directors or Board means prior to July 1, 1995, the board of directors of Sooner Trailer Manufacturing Co.; and on or after July 1, 1995, the board of directors of Owosso Corporation, as constituted from time to time.

                  Calendar Quarter means the period of three calendar months commencing on January 1, April 1, July 1, and October 1.

                  Code means the Internal Revenue Code of 1986, as amended from time to time, including any regulations promulgated thereunder.

                  Committee means the individuals appointed pursuant to Section
8.3 to administer the Plan.

                  Company means prior to July 1, 1995, Sooner Trailer Manufacturing Co.; and on and after July 1, 1995, Owosso Corporation, its successor or successors, and any Affiliate that adopts this Plan with the approval of the Board of Directors; provided, however, that for purposes of amending or terminating the Plan, Company shall mean the Board of Directors of Sooner Trailer Manufacturing Co. prior to July 1, 1995 and on and after July 1, 1995, the Board of Directors of Owosso Corporation, the actions of which shall be binding on any Affiliate that adopts this Plan. Appendix B lists the companies participating in the Plan.

                  Compensation means the fixed and basic salary or wage paid by the Company during the applicable period, including the amount of Elective Deferral Contributions (if any) authorized by a Participant hereunder, unless specifically excluded, and the amount of any other

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pre-tax contributions made by the Company on behalf of the Participant to any plan established in accordance with section 125 of the Code; but excluding overtime, bonuses and any amounts the Employee receives with respect to periods when he is not an Eligible Employee. Notwithstanding the foregoing, for purposes of calculating Company contributions under Section 4.1 of the Plan, "Compensation" shall not include any amount paid on account of services performed prior to the date upon which the Participant's participation in the Plan commenced.

                  The annual Compensation for each Participant taken into account under the Plan shall not exceed $150,000, as adjusted by the Secretary or his designate at the same time and in the same manner as under section 415(d) of the Code. In determining the Compensation of a Participant for this limitation, the rules of section 414(q)(6) of the Code shall apply, except that in applying such rules, the term "family" shall include only the Spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the Plan Year. For purposes of determining who is a Highly Compensated Employee, Compensation shall mean compensation as defined in section 414(q)(7) of the Code.

                  DewEze Plan means the DewEze Profit Sharing Plan as in effect on June 30,1995, which merged with and into this Plan effective as of July 1, 1995.

                  Disability means a physical or mental condition which, in the judgment of the Committee, based upon medical reports and other evidence satisfactory to the Committee, presumably permanently prevents an Employee from satisfactorily performing his usual duties for the Company or the duties of such other position or job which the Company makes available to him and for which such Employee is qualified by reason of his training, education or experience.

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                  Discretionary Matching Employer Contributions means the
amounts attributable to discretionary matching contributions transferred from the Great Bend Plan and such other contributions made pursuant to Section 4.1(b)(ii) of the Plan.

                  Effective Date means May 1, 1995, which is the date on which the provisions of this Plan generally become effective.

                  Elective Deferral Contribution Account means the account maintained for a Participant to record his share of Elective Deferral Contributions under Section 5.2(b)(i) and adjustments relating thereto.

                  Elective Deferral Contributions means the contributions made by the Company on a Participant's behalf pursuant to Section 4.1(a).

                  Eligible Employee means as of each Entry Date, each Employee who is eligible to participate in the Plan pursuant to Section 3.1.

                  Employee means an individual who is employed by the Company and with respect to whom the Company is required to withhold taxes from remuneration paid to such individual by the Company for personal services rendered to the Company, including any officer or director who shall so qualify and any individual who is deemed to be a "leased employee" within the meaning of section 414(n)(2) of the Code. The term Employee excludes any person who is included in a unit of employees covered by a collective bargaining agreement which does not provide for his membership in the Plan if the issue of retirement benefits has been a subject of collective bargaining.

                  Employer Contribution Account means the account consisting of a Participant's Elective Deferral Contribution Account, Matching Contribution Account, Supplemental

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Contribution Account, Qualified Matching Contribution Account and Qualified
Supplemental Contribution Account.

                  Entry Date means January 1, April 1, July 1 and October 1 of each year.

                  ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time, including any regulations promulgated thereunder.

                  Excess Aggregate Contributions means with respect to any Plan Year, the excess of the aggregate amount of Matching Contributions taken into account for Highly Compensated Employees for such Plan Year over the maximum amount of Matching Contributions permitted for Highly Compensated Employees under subsection (i) or (ii) as applicable of Section 4.5(a) (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their contribution percentages commencing with the highest such contribution percentage).

                  Excess Aggregate Deferrals means with respect to each Plan Year, the excess of the aggregate amount of Elective Deferral Contributions authorized to be made by Highly Compensated Employees for such Plan Year over the maximum amount of Elective Deferral Contributions permitted to be made by Highly Compensated Employees under subsection (i) or (ii) as applicable of
Section 4.6(a) (determined by reducing Elective Deferral Contributions made by Highly Compensated Employees in order of their deferral percentages commencing with the highest such deferral percentage).

                  Family Member means an individual described in section 414(q)(6)(B) of the Code.

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                  Fiduciary means any individual who is designated as a
fiduciary by the Company or by law, but only with respect to the specific responsibilities of each with respect to Plan and Trust administration.

                  Forfeiture means the portion of a Participant's Matching Contribution Account, Merged Account and Supplemental Contribution Account forfeited as a result of a Termination of employment before full vesting under
Section 6.3.

                  Former Participant means any former Employee who has a balance remaining in his Employer Contribution Account, Merged Account, Voluntary Contribution Account or Rollover Account as of the close of any Plan Year.

                  Great Bend Employer Contribution Account means the account maintained on behalf of a Participant employed by Great Bend Manufacturing Co., Inc. to record the amounts, if any, attributable to Discretionary Matching Employer Contributions.

                  Great Bend Plan means the Great Bend Manufacturing Co., Inc. Employee Retirement Plan as in effect on December 31, 1996 which was merged with and into this Plan effective January 1, 1997.

                  Highly Compensated Employee means:

                           (a) An Eligible Employee who performs service during
the determination year and is described in one or more of the following groups:

                                       (i) An Employee who is a 5% owner, as
defined in Code section 416(i)(1)(A)(iii), at any time during the determination year or the look-back year.

                                      (ii) An Employee who receives compensation
in excess of $75,000 (indexed in accordance with Code section 415(d)) during the look-back year.

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                                    (iii) An Employee who receives compensation
in excess of $50,000 (indexed in accordance with Code section 415(d)) during the look-back year and is a member of the top-paid group for the look-back year.

                                    (iv) An Employee who is an officer, within
the meaning of Code section 416(i), during the look-back year and who receives compensation in the look-back year greater than 50% of the dollar limitation in effect under Code section 415(b)(1)(A) for the calendar year in which the look-back year begins.

                                    (v) An Employee who is both described in
paragraph (ii), (iii) or (iv) above when these paragraphs are modified to substitute the determination year for the look-back year and one of the 100 Employees who receive the most compensation from the employer during the determination year.

                           (b) For purposes of the definition of Highly
Compensated Employee, the following definitions and rules shall apply:

                                    (i) The determination year is the Plan Year
for which the determination of who is highly compensated is being made.

                                    (ii) The look-back year is the Plan Year for
purposes of determining Highly Compensated Employees under this Plan and under all other plans or arrangements maintained by the Employer for which such determination is required in accordance with section 414(q) of the Code and the applicable regulations.

                                    (iii) The top-paid group consists of the top
20% of employees ranked on the basis of compensation received during the year. For purposes of determining the

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number of employees in the top-paid group, employees described in Code section
414(q)(8) and Treas. Reg. ss.1.414(q)-1T, Q&A 9(b) are excluded.

                                    (iv) The number of officers is limited to 50
(or, if lesser, the greater of 3 employees or 10% of employees) excluding those employees who may be excluded in determining the top-paid group.

                                    (v) When no officer has compensation in
excess of 50% of the Code section 415(b)(1)(A) limit, the highest paid officer is treated as highly compensated.

                           (c) For purposes of the definition of Highly
Compensated Employee, compensation is compensation within the meaning of Code section 415(c)(3), including elective or salary reduction contributions to a cafeteria plan, cash or deferred arrangement or tax-sheltered annuity.

                                    (i) Employers aggregated under Code sections
414(b), (c), (m), or (o) are treated as a single employer.

                           (d) A Highly Compensated Employee who is either a 5%
owner or one of the ten most highly compensated employees is subject to the family member aggregation rules of Code section 414(q)(6). "Family member" for this purpose shall mean the spouse and the lineal ascendants and descendants (and spouses of such ascendants and descendants) of any employee or former employee.

                  Hours of Service means:

                           (a) Performance of Duties. The actual hours for which
an Employee is paid or entitled to be paid for the performance of duties by the Company.

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                           (b) Nonworking Paid Time. Each hour for which an
Employee is paid or entitled to be paid by the Company on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity, disability, layoff, jury duty, military duty or leave of absence; provided, however, no more than 501 Hours of Service shall be credited to an Employee on account of any single continuous period during which he performed no duties; and provided further that no credit shall be given for payments made or due under a plan maintained solely for the purpose of complying with applicable workmen's or unemployment compensation or disability insurance laws or for payments which solely reimburse an Employee for medical or medically related expenses incurred by the Employee.

                           (c) Maternity, Paternity and FMLA Leave. Solely for
purposes of determining whether a One-Year Break in Service has occurred for eligibility to participate or vesting, each hour for which an Employee is absent from employment by reason of (1) pregnancy of the Employee, (2) birth of a child of the Employee, (3) placement of a child with the Employee in connection with the adoption of the child by an individual or (4) caring for the child during the period immediately following the birth or placement for adoption. Hours of Service shall also for these limited purposes include each Hour for which an Employee who has worked for the Company or an Affiliate for at least 12 months and for at least 1,250 Hours of Service during the year preceding the start of the leave, is absent from employment on an unpaid family leave for up to 12 weeks, as provided for in the Family and Medical Leave Act of 1993 (the "FMLA Leave"), by reason of (1) the birth or adoption of a child, (2) the care of a spouse, child or parent with a serious health condition, or (3) his or her own serious health condition, provided

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that such an Employee provides the Company with a 30-day advance notice if the leave is foreseeable, and/or medical certification satisfactory to support his or her request for leave because of a serious health condition. For purposes of determining whether an Employee's leave qualifies as a "FMLA Leave" in order to be credited with Hours of Service under this Plan, the Family and Medical Leave Act of 1993 and the regulations promulgated thereunder shall apply. During the period of absence, the Employee shall be credited with the number of hours that would be generally credited but for such absence or if the general number of work hours is unknown, eight Hours of Service for each normal workday during the leave (whether or not approved). These hours shall be credited to the computation period in which the leave or absence commences if crediting of such hours is required to prevent the occurrence of a One-Year Break in Service in such computation period, and in all other cases in the immediately following computation period. The computation period shall be the Plan Year. Unless otherwise required under the FMLA and the regulations promulgated thereunder, no more than 501 Hours of Service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours of Service credited under this subsection (c) shall not be credited for purposes of sharing in Company contributions pursuant to
Section 5.2(b).

                           (d) Back Pay. Each hour for which back pay,
irrespective of mitigation of damages, is either awarded or agreed to by the Company; provided, however, Hours of Service credited under paragraphs (a), (b) and (c) above shall not be reaccredited by operation of this paragraph.

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                           (e) Equivalencies. The Committee shall have the
authority to use an equivalency method for counting Hours of Service for performance of duties by non-hourly Employees based on a semi-monthly payroll period. Pursuant to Department of Labor Regulation ss.2530.200b-3(e), an Employee shall be credited with 95 hours of service for each semi-monthly payroll period for which the Employee would be required to be credited with at least one Hour of Service under Department of Labor Regulation ss.2530.200b-2.

                           (f) Miscellaneous.

                                    (i) Unless the Committee directs otherwise,
the methods of determining Hours of Service when payments are made for other than the performance of duties and of crediting such Hours of Service to Plan Years set forth in Department of Labor Regulations ss.2530.200b-2(b) and (c) promulgated by the Secretary of Labor shall be used hereunder and are incorporated by reference into the Plan.

                                    (ii) Participants on military leaves of
absence who are not directly or indirectly compensated or entitled to be compensated by the Company while on such leave shall be credited with Hours of Service as required by Section 9 of the Military Selective Service Act.

                                    (iii) Notwithstanding any other provision of
this Plan to the contrary, an Employee shall not be credited with Hours of Service more than once with respect to the same period of time.

                  Income means the net gain or loss of the Trust Fund from investments, as reflected by interest payments, dividends, realized and unrealized gains and losses on securities, other investment transactions and expenses paid from the Trust Fund. In determining the Income of the Trust Fund for any period, assets shall be valued on the basis of their fair market value.

                  Investment Manager means an investment adviser, bank or insurance company, meeting the requirements of section 3(38) of ERISA, appointed by the Company to manage the Plan's assets in accordance with the Trust agreement.

                  Landover Plan means the Landover Company Money Purchase Pension Plan as in effect on June 30, 1995, which merged with and into this Plan effective as of July 1, 1995.

                  Limitation Year means the Plan Year.

                  Matching Contribution Account means the account maintained for a Participant to record his share of Matching Contributions under Section 5.2(b)(ii) and adjustments relating thereto.

                  Matching Contributions means the contributions made by the Company pursuant to Section 4.1(b).

                  Merged Account means the account maintained on behalf of a Participant to record the amounts, if any, other than Voluntary Contributions, previously contributed to a Merged Plan.

                  Merged Plan means the Landover Plan, the Owosso Plan and the DewEze Plan, as the case may be.

                  Nonhighly Compensated Employee means an Eligible Employee who is neither a Highly Compensated Employee nor a Family Member.

                  Normal Retirement Date means the first day of the month coinciding with or next following the Participant's 65th birthday.

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                  One-Year Break in Service or Break in Service means a Plan
Year during which an Employee has not completed more than 500 Hours of Service with the Company.

                  Owosso Plan means the Owosso Corporation Money Purchase Pension Plan as in effect on June 30, 1995, which merged with and into this Plan effective as of July 1, 1995.

                  Owosso Stock means the common stock of Owosso Corporation.

                  Participant means a person who has become covered by the Plan in accordance with the provisions of Article 3 and whose participation has not terminated hereunder.

                  Plan means the Owosso Corporation 401(k) Savings Plan, as amended or restated from time to time.

                  Plan Year means the 12 consecutive month period commencing January l and ending December 31; provided, however, that the first Plan Year shall be a short Plan Year beginning May 1, 1995 and ending December 31, 1995.

                  Qualified Matching Contribution Account means the account maintained for a Participant to record his share of Qualified Matching Contributions under Section 5.2(b)(iv) and adjustments relating thereto.

                  Qualified Matching Contributions means matching contributions made by the Company to the Plan on behalf of Participants pursuant to Section 4.1(d) for the purpose of satisfying the Actual Deferral Percentage Test.

                  Qualified Supplemental Contribution Account means the account maintained for a Participant to record his share of Qualified Supplemental Contributions under Section 5.2(b)(v) and adjustments relating thereto.

                  Qualified Supplemental Contributions means a contribution made by the Company to the Plan on behalf of Participants pursuant to Section 4.1(d) for the purpose of satisfying the Actual Contribution Percentage Test and/or the Actual Deferral Percentage Test.

                  Retirement means Termination of employment with the Company at or after Normal Retirement Date.

                  Rollover Account means the account maintained on behalf of a Participant to record the amounts, if any, rolled over to this Plan from another qualified plan pursuant to Section 6.9, and adjustments relating thereto.

                  Spouse (Surviving Spouse) means the person to whom a Participant is legally married; provided, that a former spouse will be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in section 414(p) of the Code.

                  Supplemental Contribution Account means the account maintained for a Participant to record his share of Supplemental Contributions under
Section 5.2(b)(iii) and adjustments relating thereto.

                  Supplemental Contributions means the contributions made by the Company pursuant to Section 4.1(c).

                  Terminated or Termination means a termination of employment with the Company or with an Affiliate for any reason other than the transfer of employment from the Company to an Affiliate or from an Affiliate to another Affiliate.

                  Trust (or Trust Fund) means the trust instrument approved by the Company and the Trustee and such additional and successor trust instruments or other agreements as may be executed for purposes of providing a vehicle for investment of the assets of the Plan.

                  Trustee or Trustees means any corporation or individuals appointed by the Board of Directors of the Company to administer the Trust.

                  Valuation Date means each day of the Plan Year as of which assets of the Trust are valued, and for purposes of the Owosso Stock Fund, the last business day of each Calendar Quarter.

                  Voluntary Contribution Account means the account maintained for a Participant to record his Voluntary Contributions, if any, previously made to a Merged Plan.

                  Year of Service means the service credited to a Participant under Section 3.4 of the Plan for the purpose of determining such Employee's vested percentage in his Matching Contribution Account, Merged Account and Supplemental Contribution Accounts. In addition, an Employee who was employed by the Company or an Affiliate on July 1, 1995 shall be credited with one Year of Service for each Plan Year of his last period of continuous employment with the Company or the Affiliate (starting on the date it became an Affiliate) prior to July 1, 1995 during which he was credited with at least 1,000 Hours of Service with the Company or Affiliate, to the extent the Employee was credited with such service under a Merged Plan.

                  2.2. Construction; Headings. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender, unless the context clearly indicates to the contrary. References to the singular, where appearing in the Plan, shall be deemed to include the plural, unless the context clearly indicates to the contrary. Titles of Sections are inserted for convenience of reference only and shall not affect the meaning or construction of the Plan.

                                    ARTICLE 3

                            PARTICIPATION AND SERVICE

                  3.1. Eligibility to Participate.

                           (a) Each Employee of Sooner Trailer Manufacturing Co.
who, as of May 1, 1995, is regularly scheduled to work 30 or more hours per week shall be eligible to become a Participant in the Plan on the Effective Date. Any Employee who was a Participant in a Merged Plan as of June 30, 1995 shall continue as a Participant in this Plan as of July 1, 1995. Any Employee who was a Participant in the Great Bend Plan as of December 31, 1996 shall continue as a Participant in this Plan as of January 1, 1997. Each other Employee shall be eligible to become a Participant in the Plan on the later of (1) the date on which he first completes 1,000 Hours of Service with the Company during an eligibility computation period, or (2) July 1, 1995; provided, however, that if such Employee is not credited with 1,000 Hours of Service during his initial eligibility computation period (as defined in (b) below), such Employee shall be eligible to become a Participant as of the date on which he is credited with at least 1,000 Hours of Service during any succeeding eligibility computation period.

                           (b) An Employee's initial eligibility computation
period shall be the twelve consecutive month period beginning with the date the Employee first performs an Hour of Service with the Company. Thereafter, the eligibility computation period of an Employee shall be the Plan Year that includes the first anniversary of the date of his first Hour of Service.

                           (c) Notwithstanding the foregoing, (1) an Employee
who is a "leased employee" within the meaning of section 414(n) of the Code shall not be eligible to participate in this Plan; (2) an Employee whose employment is covered under the terms of a collective bargaining agreement that does not provide for participation herein shall not be eligible to participate in this Plan; and (3) Employees who are neither United States citizens nor resident aliens shall not be eligible to participate in this Plan, unless specifically included by a duly adopted resolution of the Board.

                  3.2. Commencement of Participation. Each Employee who has satisfied the requirements of Section 3.1 shall commence participation in the Plan on the Entry Date coinciding with or next following the date he satisfies such eligibility requirements; provided, however, that Sooner Trailer Manufacturing Co. Employees who, as of May 1, 1995, are eligible to participate pursuant to Section 3.1 shall commence participation in the Plan on May 1, 1995.

                  3.3. Cessation of Participation. An Employee shall cease to be eligible to participate hereunder upon the earlier of (i) the date on which he retires under the Retirement provisions of the Plan or (ii) the date on which his employment with the Company Terminates for any other reason, including death or Disability.

                  3.4.  Years of Service.

                           (a) Each Participant shall have his vested interest
in his Matching Contribution Account, Merged Account, Supplemental Contribution Account and Great Bend Employer Contribution Account calculated based on his Years of Service. Subject to the reemployment provisions of Section 3.6, each Participant or Employee shall be credited with a Year of Service for vesting purposes for each Plan Year in which he is credited with at least 1,000 Hours of Service.

                           (b) Except as provided in Article 13, if a
Participant fails to complete in any Plan Year at least 1,000 Hours of Service for any reason other than Retirement, Disability or death, that Plan Year shall not be considered as a Year of Service for the purpose of determining the Participant's vested interest in accordance with
Section 6.3, but the Participant's Employer Contribution Account, Merged Account, Voluntary Contribution Account and Rollover Account shall continue to receive Income allocations in accordance with Section 5.2(a). In the event such Participant completes at least 1,000 Hours of Service in a subsequent Plan Year, such subsequent Plan Year shall be considered as a Year of Service for the purpose of determining the Participant's vested interest in accordance with
Section 6.3.

                           (c) With respect to any Participant who was a
participant in the Great Bend Plan, Years of Service credited under the Great Bend Plan shall be credited under this Plan; provided, however, that in no event shall that Participant's vested interest under Section 6.3 be less than that Participant's vested interest under the Great Bend Plan.

                  3.5. Special Rules for Participation and Vesting. For purposes of determining an Employee's eligibility to participate in the Plan pursuant to
Section 3.1 and for purposes of determining a Participant's vested interest in his Matching Contribution Account, Merged Account and Supplemental Contribution Accounts pursuant to Section 6.3, Hours of Service shall include an Employee's Hours of Service (i) with an Affiliate after it became an Affiliate hereunder;
(ii) while a "leased employee" (as defined in section 414(n) of the Code) with the Company or an Affiliate after it became an Affiliate; or (iii) while an Employee whose employment is covered under the terms of a collective bargaining agreement that does not provide for participation in this Plan.

                  3.6. Participation and Service upon Reemployment. Upon the reemployment of any person who had previously been employed by the Company, the following rules shall apply in determining his participation in the Plan and his Years of Service under Section 3.5:

                           (a) Participation. If the reemployed Employee was not
a Participant in the Plan or a Merged Plan during his prior period of employment, he must meet the requirements of Section 3.1 for participation in the Plan as if he were a new Employee. If, however, that Employee had satisfied the eligibility requirements of Section 3.1 but was not a Participant in the Plan, he shall commence participation on the later of his date of reemployment or the first Entry Date following his satisfaction of the requirements of
Section 3.1.

                  If the reemployed Employee was a Participant in the Plan or a Merged Plan during his prior period of employment, he shall be entitled to participate in the Plan on the date of his reemployment.

                  A reemployed Employee who resumes participation in the Plan on his date of reemployment will be eligible to (re)commence Elective Deferral Contributions as of the Entry Date next following his date of reemployment, in accordance with procedures established by the Committee. (i) Service. A reemployed Employee or Participant shall continue to be subject to the vesting schedule set forth in Section 6.3(b), and any Years of Service credited at the end of his prior period of employment shall be reinstated as of the date of his reemployment.

                  3.7. Transfers to Affiliates and Change in Status. A Participant's status as such under the Plan shall be modified in the manner set forth below, upon and after the date as of which a Participant (i) is transferred to an Affiliate; (ii) becomes a "leased employee" as defined in section 414(n) of the Code; or (iii) becomes an Employee whose terms of employment are covered under a collective bargaining agreement that does not provide for participation in the Plan, in the manner set forth below.

                  The Participant shall share in Company contributions and Forfeitures only to the extent of his Compensation up to the time such transfer or change in status occurs and shall not thereafter share in Company contributions unless he later is transferred back to the Company or again becomes an Eligible Employee and becomes eligible under the terms of the Plan to share in such allocations. No further contributions shall be made to the Plan on behalf of such Participant unless and until such Participant again becomes an Eligible Employee. The Participant shall continue to share in Income allocations pursuant to Section 5.2(a) and his vested percentage, if applicable, shall be determined pursuant to Section 6.3 by taking into account his continued employment with the Company or an Affiliate in accordance with the rules set forth in Section 3.6.

                                    ARTICLE 4

                                  CONTRIBUTIONS

                  4.1. Company Contributions.

                           (a) Elective Deferral Contributions.

                                    (i) Elective Deferral. Subject to the
limitations of Sections 4.6 and 5.3, effective July 1, 1995, each Participant may execute an election, in writing and in accordance with procedures established by the Committee, to reduce his Compensation (as determined without regard to this Section 4.1(a)) received on and after the effective date of the election through payroll reductions by an amount equal to from one percent (1%) to fifteen percent (15%), in whole percentages, of his Compensation payable with respect to any payroll period.

                                    (ii) Dollar Limit. Notwithstanding the
foregoing, the total amount of Elective Deferral Contributions that a Participant may elect to have contributed by the Company on his behalf pursuant to 4.1(a)(i) for any Plan Year shall not exceed $9,240 (adjusted to reflect the cost of living adjustment factor prescribed by the Secretary of the Treasury or his designate under section 415(d) of the Code for Plan Years beginning after December 31, 1995).


                                    (iii) Change in Amount of Elective Deferral
Contributions. Upon at least thirty (30) days' written notice to the Committee, each Participant may elect to change the amount of Elective Deferral Contributions he has authorized the Company to contribute to the Plan on his behalf pursuant to Section 4.1(a)(i), in accordance with the rules established therefor by the Committee. Such election shall become effective as of the Entry Date next following the date on which the Participant makes the election. Notwithstanding the foregoing, a Participant may authorize the Company to cease making Elective Deferral Contributions on his behalf at any time, upon written notice to the Committee. Elective Deferral Contributions shall cease as soon as administratively feasible following such election. A Participant who has ceased making Elective Deferral Contributions may again authorize Elective Deferral Contributions to be made to the Plan on his behalf as of any subsequent Entry Date following a suspension period of at least twelve months (or at such other times as the Committee may determine), upon at least 30 days' advance written notice on a form provided by the Committee for such purpose.

                                    (iv) Distribution of Elective Deferral
Contributions in Excess of Code section 402(g) Limitations. In the event that a Participant's Elective Deferral Contributions for any calendar year exceed $9,240 (adjusted by the Secretary of the Treasury or his delegate for Plan Years beginning after December 31, 1995) the Committee shall reduce the percentage designated pursuant to this Section 4.1(a), in a manner prescribed by the Committee, to the extent necessary to ensure compliance with this limitation, and shall return any such excess (and any Income allocable thereto) to the Participant no later than April 15 of the year following the Participant's taxable year in which the excess was contributed. In the event that a Participant is also a participant in another qualified cash or deferred arrangement (as defined in Code section 401(k)), a simplified employee pension (as defined in Code section 408(k)), or a salary reduction arrangement (within the meaning of Code section 3121(a)(5)(D)), and the elective deferrals (as defined in Code section 402(g)(3)) made under such other arrangement(s) and this Plan cumulatively exceed $9,240 (adjusted pursuant to applicable Treasury Regulations for Plan

Years beginning after December 31, 1995) for the Participant's taxable year, then the Participant must, not later than March 1 following the close of that taxable year, inform the Committee of the excess by a written notice containing such representations, and, subject to such conditions and agreements as the Committee may reasonably require, request that his Elective Deferral Contributions under this Plan be reduced by an amount specified by him. The Participant shall be deemed to have notified the Committee of such excess to the extent any such excess is calculated by taking into account only a Participant's Elective Deferral Contributions under this Plan and any elective deferrals (as defined in Code section 402(g)(3)) under any other plans maintained by the Company. Such excess (and any Income allocable thereto) shall be distributed not later than April 15 of the taxable year following the year in which the Elective Deferral Contributions were made. Any Matching Contributions (and earnings thereon) attributable to Elective Deferral Contributions which are returned to a Participant under this Section 4.1(a)(iv) shall be forfeited and allocated to the Accounts of other Participants pursuant to Section 5.2(c). The amount to be distributed under this Section 4.1(a)(iv) shall be reduced by any amount distri buted under Section 4.6 and the amount to be distributed under Section 4.6 shall be reduced by any amount distributed under this Section 4.1(a)(iv).

                           (b) Matching Contributions.

                                    (i) Effective July 1, 1995, the Company
shall contribute for each Plan Year for each Participant who authorizes Elective Deferral Contributions an amount as determined by the Board of Directors in its sole discretion in advance of and with respect to such Plan Year. The determination of the amount of such contribution shall be made pursuant to a duly adopted resolution prior to the beginning of the Plan Year for which such contribution is to be made. The amount of such contribution shall not exceed the maximum amount allowable as a deduction by the Company under the Code for such Plan Year and shall be subject to the limitations of Sections 5.3 and 4.5. The amount of the Matching Contributions set forth in the first sentence of this Section 4.1(b)(i) may be prospectively amended by a duly adopted resolution of the Board of Directors. Notwithstanding the foregoing, this Section 4.1(b)(i) shall not apply with respect to any Participant directly employed by the Great Bend Manufacturing Company, Inc.

                                    (ii) Effective January 1, 1997, the Company
shall contribute for each Plan Year for each Participant directly employed by the Great Bend Manufacturing Company, Inc. who authorizes Elective Deferral Contributions an amount, not to exceed 4% of such Participant's Compensation, as determined by the Board of Directors in its sole discretion in advance of and with respect to such Plan Year. The amount of such contribution shall not exceed the maximum amount allowable as a deduction by the Company under the Code for such Plan Year and shall be subject to the limitations of Sections 5.3 and 4.5. The amount of the Matching Contribution set forth in the first sentence of this
Section 4.1(b)(ii) may be prospectively amended by a duly adopted resolution of the Board of Directors

                           (c) Supplemental Contributions. The Company shall
contribute for each Plan Year an amount equal to three percent (3%) of the Compensation of Participants for such Plan Year, which contribution shall be reduced, however, by any amounts forfeited from the accounts of Participants.

                           (d) Qualified Contributions. The Company may make a
Qualified Matching Contribution and/or a Qualified Supplemental Contribution to the Plan, as determined by the Board of Directors in its sole discretion. The amount of such contributions, if any, shall be determined by the Board of Directors. Such contributions may be made on behalf of all Participants or only on behalf of Participants who are Nonhighly Compensated Employees, as determined by the Board of Directors. The determination of the amount of such contribution(s) and, respecting Qualified Supplemental Contributions, whether such contribution shall be applied to satisfy the Actual Contribution Percentage Test set forth in Section 4.5 or the Actual Deferral Percentage Test set forth in Section 4.6, or both, shall be made pursuant to a duly adopted resolution prior to the date prescribed by law, including extensions therefor, for filing the Company's federal income tax return for the Company's fiscal year which includes or coincides with such Plan Year. Such resolution also shall specify the Plan Year on account of which the contribution will be made. The amount of such contribution shall not exceed the maximum amount allowable as a deduction by the Company under the Code for such Plan Year and shall be subject to the limitations of Section 5.3.

                  4.2. Time and Manner of Contributions. All Company contributions shall be paid directly to the Trustee. Elective Deferral Contributions withheld pursuant to Section 4.1(a)(i) for any Plan Year shall be transmitted by the Company to the Trustee as soon as practicable following the payroll period of withholding, but in no event later than 90 days following the end of the payroll period for which such Elective Deferral Contribution is being made (or such later date as permitted in regulations issued by the Secretary of the Treasury or his delegate). Matching Contributions, Supplemental Contributions, Qualified Matching Contributions and

Qualified Supplemental Contributions for any Plan Year shall be transmitted directly to the Trustee not later than the date prescribed by law for filing the Company's federal income tax return, including extensions, for such Plan Year. Amounts rolled over or transferred to a Participant's Rollover Account shall be transmitted to the Trustee as soon as practicable following the date on which the amount is rolled over or transferred to the Plan, but in no event later than 30 days after the date the amount is rolled over or transferred to the Plan.

                  4.3. Conditions on Company Contributions. To the extent permitted or required by ERISA and the Code, contributions under this Plan are subject to the following conditions:

                           (a) If the Company makes a contribution, or any part
thereof, by mistake of fact, such contribution or part thereof shall be returned to the Company within one year after such contribution is made;

                           (b) Contributions to the Trust Fund are specifically
conditioned on the initial qualification of the Plan under the Code; in the event the Plan is determined to be disqualified, contributions made in respect of any period subsequent to the effective date of such disqualification shall be returned to the Company within one year after the effective date of disqualification;

                           (c) Contributions to the Plan are specifically
conditioned upon their deductibility under the Code; to the extent a deduction is disallowed for any such contribution, such amount shall be returned to the Company within one year after the disallowance of the deduction; and

                           (d) The amount of any Company contribution shall be
subject to the limitations prescribed in Section 5.3.

                  4.4. Contributions by Participants. Participants are neither required nor permitted to make after-tax contributions to the Plan on their own behalf.

                  4.5.  Limitations on Matching Contributions.

                           (a) The amount of Matching Contributions made in each
Plan Year of all eligible Participants under the Plan shall comply with either
(i) or (ii) below:

                                    (i) The Actual Contribution Percentage for
Highly Compensated Employees shall not exceed the Actual Contribution Percentage for Non-Highly Compensated Employees multiplied by 1.25.

                                    (ii) (A) The excess of the Actual
Contribution Percentage for Highly Compensated Employees over the Actual Contribution Percentage for Non-Highly Compensated Employees shall not exceed two percentage points; and

                                         (B) The Actual Contribution Percentage
for Highly Compensated Employees shall not be greater than the Actual Contribution Percentage of Non-Highly Compensated Employees multiplied by 2.0 (or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this limitation with respect to any Highly Compensated Employee).

                           (b) For purposes of this Section 4.5, Family Members
shall be aggregated in accordance with section 401(k) of the Code.

                           (c) For purposes of this Section 4.5, the Actual
Contribution Percentage for any Highly Compensated Employee who is eligible to have matching and voluntary contributions allocated to his account under two or more plans or arrangements described in section 401(a) or 401(k) of the Code that are maintained by the Company or an

Affiliate shall be determined as if all such matching and voluntary contributions were made under a single plan.

                           (d) If this Plan is aggregated with any other plan or
plans for purposes of satisfying sections 401(a) or 410(b), then matching and voluntary contributions made under all such plans shall be treated as having been made under a single plan for purposes of this Section 4.5.

                           (e) In order to satisfy the Actual Contribution
Percentage Test, the Company may make a Qualified Supplemental Contribution, pursuant to Section 4.1(d). Such contribution(s) shall be aggregated with the Matching Contributions in accordance section 401(m) of the Code.

                           (f) If the amount of Matching Contributions made on
behalf of Highly Compensated Employees in a Plan Year would not comply with either (i) or (ii) of Section 4.5(a), and the Company does not make a Qualified Supplemental Contribution, then by the last day of the following Plan Year, the Excess Aggregate Contributions for such Plan Year (including any Income attributable to such contributions) shall be distributed to Highly Compensated Employees on the basis of the respective portions of such Excess Aggregate Contributions attributable to each such Highly Compensated Employee.

                  4.6.  Limitations on Elective Deferral Contributions.

                           (a) The amount of Elective Deferral Contributions
made in each Plan Year of all eligible Participants under the Plan shall comply with either (i) or (ii) below:

                                    (i) The Actual Deferral Percentage for
Highly Compensated Employees shall not exceed the Actual Deferral Percentage for Non-Highly Compensated Employees multiplied by 1.25.

                                    (ii) (A) The excess of the Actual Deferral
Percentage for Highly Compensated Employees over the Actual Deferral Percentage for Non-Highly Compensated Employees shall not exceed two percentage points; and

                                         (B) The Actual Deferral Percentage for
Highly Compensated Employees shall not be greater than the Actual Deferral Percentage of Non-Highly Compensated Employees multiplied by 2.0 (or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this limitation with respect to any Highly Compensated Employee).

                           (b) For purposes of this Section 4.6, Family Members
shall be aggregated in accordance with section 401(k) of the Code.

                           (c) For purposes of this Section 4.6, the Actual
Deferral Percentage for any Highly Compensated Employee who is eligible to have pre-tax contributions allocated to his account under two or more plans or arrangements described in section 401(k) of the Code that are maintained by the Company or an Affiliate shall be determined as if all such pre-tax contributions were made under a single plan.

                           (d) If this Plan is aggregated with any other plan or
plans for purposes of satisfying sections 401(a) or 410(b), then pre-tax contributions made under all such plans shall be treated as having been made under a single plan for purposes of this Section 4.6.

                           (e) In order to satisfy the Actual Deferral
Percentage Test, the Company may make a Qualified Matching Contribution and/or a Qualified Supplemental Contribution, pursuant to Section 4.1(d). Such contribution(s) shall be aggregated with the Elective Deferral Contributions in accordance section 401(k) of the Code.

                           (f) If the amount of Elective Deferral Contributions
authorized by Highly Compensated Employees in a Plan Year would not comply with either (i) or (ii) of Section 4.6(a), and the Company does not make a Qualified Matching Contribution or a Qualified Supplemental Contribution, then by the last day of the following Plan Year, the Excess Aggregate Deferrals for such Plan Year (including any Income attributable to such deferrals) shall be distributed to Highly Compensated Employees on the basis of the respective portions of such Excess Aggregate Deferrals attributable to each such Highly Compensated Employee. If any amounts have been distributed to any Highly Compensated Employee for the Plan Year pursuant to Section 4.1(a)(iv), then any amount that is required to be distributed pursuant to this Section 4.6 shall be reduced by such amount.

                  4.7. Income Attributable to Excess Aggregate Contributions and Excess Aggregate Deferrals. The Income attributable to a Participant's Excess Aggregate Contributions or Excess Aggregate Deferrals pursuant to Section 4.5 or
4.6 shall be determined by multiplying the Income for the preceding Plan Year allocable to a Participant's Matching Contributions or Elective Deferral Contributions, as applicable, by a fraction, the numerator of which is the Excess Aggregate Contribution or Excess Aggregate Deferral as determined pursuant to Section 4.5 or 4.6, as applicable, on behalf of the Participant for the preceding Plan Year and the denominator of which is the sum of (a) the Participant's account balances attributable to

Matching Contributions or Elective Deferral Contributions, as applicable, as of the first day of the preceding Plan Year, and (b) the Participant's Matching Contributions or Elective Deferral Contributions, as applicable, for the preceding Plan Year.

                  Notwithstanding the foregoing, the Income attributable to the period between the end of the Plan Year and the date such excess is returned shall be equal to 10% of the Income allocable to Excess Aggregate Contributions or Excess Aggregate Deferrals, as applicable, for the previous Plan Year multiplied by the number of months which have elapsed since the last day of the prior Plan Year. Solely for determining the number of months which have elapsed for purposes of the preceding sentence, amounts distributed on or before the 15th day of the month will be deemed to have been distributed on the last day of the preceding month; amounts distributed after the 15th day of the month shall be deemed distributed on the first day of the next following month.

                  Income determined by this Section 4.6 shall be distributed in accordance with Section 4.5 or 4.6, as applicable.

                  4.8. Other Limitations under Code section 401(m). The limits in Sections 4.5 and 4.6 shall be adjusted to avoid multiple use of the alternative limitation (as set forth in Section 4.5(a)(ii) and Section 4.6(a)(ii)) for any Highly Compensated Employee in violation of Code section 401(m)(9).

                                    ARTICLE 5

                      ALLOCATIONS TO PARTICIPANTS' ACCOUNTS

                  5.1. Individual Accounts. The Committee shall create and maintain adequate records to disclose the interest in the Trust of each Participant, Former Participant and Beneficiary. Such records shall be in the form of individual accounts and credits, and charges shall be made to such accounts in the manner herein described. The maintenance of individual accounts is for accounting purposes only, and a segregation of the assets of the Trust Fund with respect to each account shall not be required. While such accounts shall distinguish between Matching Contributions, Elective Deferral Contributions, Supplemental Contributions, Qualified Matching Contributions and Qualified Supplemental Contributions, and adjustments relating respectively thereto, there shall be one account maintained for each Participant reflecting the Matching Contributions, Elective Deferral Contributions, Supplemental Contributions, Qualified Matching Contributions and Qualified Supplemental Contributions made to the Plan by or on behalf of each Participant and reflecting amounts transferred, merged (including the Merged Account and the Voluntary Contributions Account) or rolled over to a Participant's Rollover Account, as applicable. Distributions and withdrawals made from an account shall be charged to the account as of the date paid.

                  5.2. Account Adjustments. The accounts of Participants, Former Participants and Beneficiaries shall be adjusted in accordance with the following:

                           (a) Income. The Income of the Trust Fund shall be
allocated as of each Valuation Date to the accounts of Participants, Former Participants and Beneficiaries who have unpaid balances in their accounts on a Valuation Date in proportion to the balances in such accounts immediately after the preceding Valuation Date, but after first reducing each such account by any distributions or withdrawals from such accounts during the interim period.

                  If a Participant, Former Participant or Beneficiary becomes entitled to a distribution from his account or accounts during a Plan Year, the Committee shall instruct the Trustees to determine the Income as of the next Valuation Date; and the account or accounts of any Participant, Former Participant or Beneficiary to be distributed as of that Valuation Date shall be adjusted proportionately to reflect such Income.

                           (b) Company Contributions. The Company's contribution
for each Plan Year shall be allocated among the Elective Deferral Contribution Accounts, Matching Contribution Accounts, Supplemental Contribution Accounts, Qualified Matching Contribution Accounts and Qualified Supplemental Contribution Accounts of those eligible Participants who had Compensation during the Plan Year. Allocations under this subsection (b) shall be made as follows:

                                    (i) Elective Deferral Contributions. The
Company's Elective Deferral Contribution for the Plan Year made pursuant to
Section 4.1(a) shall be credited directly to the Elective Deferral Contribution Account of each Participant who authorized an Elective Deferral Contribution in accordance with their respective deferral elections.

                                    (ii) Matching Contributions. The Company's
Matching Contribution for the Plan Year made pursuant to Section 4.1(b) shall be allocated to the Matching Contribution Accounts of each Participant who authorized Elective Deferral Contributions.

                                    (iii) Supplemental Contributions. Except as
provided below with respect to a Participant who dies, Terminates employment due to Disability or Retires, the

Company's Supplemental Contribution for the Plan Year made pursuant to Section 4.1(c) shall be allocated to the Supplemental Contribution Account of each Participant who has completed at least 1,000 Hours of Service with the Company during the Plan Year and who was employed by the Company on the last day of the Plan Year, according to the ratio that each Participant's Compensation for the Plan Year bears to the Compensation of all Participants for such Plan Year. Solely for purposes of determining eligibility to receive a Supplemental Contribution under this clause (iii), in the event a Participant dies, Terminates employment due to Disability or Retires, such Participant must have been credited with the same portion of 1,000 Hours of Service as the portion of the Plan Year prior to death, Disability or Retirement is of the full Plan Year, but such Participant does not have to be employed by the Company on the last day of the Plan Year. In the event a Participant dies, Terminates employment due to Disability or Retires, the Company's Supplemental Contribution for the Plan Year made pursuant to Section 4.1(c) shall be allocated to the Supplemental Contribution Account of such Participant only to the extent of such Participant's Compensation up to the time of his death, Termination of employment due to Disability or Retirement.

                                    (iv) Qualified Matching Contributions. In
the event that the Company makes a Qualified Matching Contribution for all Participants, the Company's Qualified Matching Contribution for the Plan Year made pursuant to Section 4.1(d) shall be allocated to the Qualified Matching Contribution Accounts of each Participant who elected Elective Deferral Contributions according to the ratio that each Participant's Elective Deferral Contributions for the Plan Year bears to the Elective Deferral Contributions made on behalf of all Participants for such Plan Year. In the event that the Company makes a Qualified Matching Contribution only on behalf of Nonhighly Compensated Employees, then such contribution shall be allocated to the Qualified Matching Contribution Accounts of each Nonhighly Compensated Employee who elected Elective Deferral Contributions according to the ratio that each Nonhighly Compensated Employee's Elective Deferral Contributions for the Plan Year bears to the Elective Deferral Contributions made on behalf of all Nonhighly Compensated Employees for such Plan Year.

                                    (v) Qualified Supplemental Contributions. In
the event that the Company makes a Qualified Supplemental Contribution for all Participants, the Company's Qualified Supplemental Contribution for the Plan Year made pursuant to Section 4.1(d) shall be allocated to the Qualified Supplemental Contribution Accounts of each Participant according to the ratio that each Participant's Compensation for the Plan Year bears to the Compensation of all Participants for such Plan Year. In the event that the Company makes a Qualified Supplemental Contribution only on behalf of Nonhighly Compensated Employees, then such contribution shall be allocated to the Qualified Supplemental Contribution Accounts of each Nonhighly Compensated Employee according to the ratio that each Nonhighly Compensated Employee's Compensation for the Plan Year bears to the Compensation of all Nonhighly Compensated Employees for such Plan Year.

                           (c) Forfeitures. As of the end of each Plan Year,
Forfeitures which have become available for general allocation pursuant to
Section 6.4 during such Plan Year shall, subject to Section 14.2, be used to reduce the amount of Supplemental Contributions made pursuant to Section 4.1(c), and to the extent of any excess, shall be allocated to the Supplemental Contribution Account of all Participants who are entitled to share in Supplemental Contributions for that Plan Year as provided in Section 5.2(b)(iii), according to the ratio that each such

Participant's Compensation for the Plan Year bears to the total Compensation of all such Participants for the Plan Year.

                           (d) Deemed Date of Allocation. All credits or
deductions made under this Article 5 to Participants' accounts shall be deemed to have been made no later than the last day of the Plan Year though actually determined thereafter.

                  5.3.  Maximum Additions.

                           (a) Notwithstanding any other provision of the Plan
to the contrary, the total Annual Additions made to the accounts of a Participant for any Limitation Year shall not exceed the lesser of $30,000 (or if greater, one-fourth (1/4) of the defined benefit plan dollar limitation as defined in section 415(b)(1)(B) of the Code) or 25% of the Participant's compensation (as defined for purposes of the definition of Annual Additions) paid to a Participant by the Company or an Affiliate for such Limitation Year.

                           (b) If such Annual Additions would (if made) exceed
such limitation, then the Elective Deferral Contribution made for that Limitation Year on behalf of the Participant pursuant to Section 4.1(a) in excess of the amount on which any Matching Contribution for that Limitation Year is based shall be returned to such Participant to the extent required to eliminate such excess.

                           (c) If after complying with the provisions of
subsection (b) an excess would still exist, then the Company's Matching Contribution made for that Limitation Year pursuant to Section 4.1(b) shall be reduced with respect to such Participant to the extent required to eliminate such excess.

                           (d) If after complying with the provisions of
subsections (b) and (c) an excess would still exist, then the remaining Elective Deferral Contribution made for that Limitation Year on behalf of the Participant pursuant to Section 4.1(a) shall be returned to such Participant to the extent required to eliminate such excess.

                           (e) If after complying with the provisions of
subsections (b), (c) and (d) an excess would still exist, then the Supplemental Contribution made for that Limitation Year pursuant to Section 4.1(c) shall be reduced with respect to such Participant to the extent required to eliminate such excess.

                           (f) If after complying with the provisions of
subsections (b), (c), (d) and (e) an excess would still exist, the Company's Qualified Matching Contribution made for that Limitation Year pursuant to
Section 4.1(d) shall be reduced with respect to such Participant to the extent required to eliminate such excess.

                           (g) If after complying with the provisions of
subsections (b), (c), (d), (e) and (f) an excess would still exist, the Company's Qualified Supplemental Contribution made for that Limitation Year pursuant to Section 4.1(d) shall be reduced with respect to such Participant to the extent required to eliminate such excess.

                           (h) If after complying with the provisions of
subsections (b), (c), (d), (e), (f) and (g) an excess would still exist, then such excess shall remain unallocated and be held in a non-interest bearing suspense account. Amounts held in such suspense account shall be allocated in subsequent Limitation Years in accordance with Section 5.2(b)(iii) until the suspense account is exhausted. No additional Company contributions shall be made until the suspense account is exhausted.

                           (i) The limitation set forth in this Section shall be
applied by aggregating all defined contribution plans maintained by the Company.

                  5.4. Defined Contribution and Defined Benefit Plans. Notwithstanding any other provision of the Plan to the contrary, the total Annual Additions on behalf of a Participant for any Limitation Year shall not cause the sum of that Participant's defined contribution plan fraction and defined benefit plan fraction (as those terms are defined below) to exceed 1.0. If the sum of such fractions would exceed 1.0 for any Limitation Year, the excess amount will be eliminated first by making appropriate adjustments under any defined benefit plan maintained by the Company and then under this Plan.

                           (a) Defined Benefit Plan Fraction: A fraction, the
numerator of which is the sum of the Participant's Projected Annual Benefits (as defined in Section 5.4(b))under all the defined benefit plans (whether or not terminated) maintained by the Company and the denominator of which is the lesser of 125 percent of the dollar limitation in effect for the Plan Year under section 415(b)(1)(A) of the Code or 140 percent of the Participant's Highest Average Compensation. Highest Average Compensation shall mean the average compensation (as defined in Section 2.1 for purposes of Annual Additions) for the three consecutive Years of Service with the Company that produces the highest average.

                           (b) Projected Annual Benefit: The annual retirement
benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the plan, assuming:

                                    (i) the Participant will continue employment
until his social security retirement age under the plan (or current age, if later), and

                                    (ii) the Participant's compensation for the
current plan year and all other relevant factors used to determine benefits under the plan will remain constant for all future limitation years.

                           (c) Defined Contribution Plan Fraction: A fraction,
the numerator of which is the sum of the Annual Additions to the Participant's account under all the defined contribution plans (whether or not terminated) maintained by the Company for the current and all prior Limitation Years (including the Annual Additions attributable to the Participant's nondeductible employee contributions to this and all other defined contribution plans, whether or not terminated, maintained by the Company), and the denominator of which is the sum of the Maximum Aggregate Amounts for the current and all prior Limitation Years of Service with the Company (regardless of whether a defined contribution plan was maintained by the Company). The Maximum Aggregate Amount in any Plan Year is the lesser of 125 percent of the dollar limitation in effect under section 415(c)(1)(A) of the Code or 35 percent of the Participant's compensation (as defined in section 1.415-2(d) of Treasury Regulations, and limited in accordance with section 401(a)(17) of the Code) for such year.

                           (d) Company: For purposes of this Section 5.4,
Company shall mean the Company that adopts this Plan and all members of a controlled group of corporations (as defined in section 414(b) of the Code as modified by section 415(h) of the Code), all commonly controlled trades or businesses (as defined in section 414(c) of the Code as modified by section

415(h) of the Code) or affiliated service groups (as defined in section 414(m) of the Code), of which the adopting Company is a part.

                  5.5. No Rights Created by Allocation. Any allocation made and credited to the account of a Participant, Former Participant or Beneficiary under this Article shall not cause such Participant, Former Participant or Beneficiary to have any right, title or interest in or to any assets of the Trust Fund except at the time or times, and under the terms and conditions, expressly provided in this Plan.

                                    ARTICLE 6

                               PAYMENT OF BENEFITS

                  6.1. Retirement or Disability. If a Participant's employment is terminated by reason of his Retirement or Disability, then such Participant shall be entitled to receive the entire amount credited to his Employer Contribution Account, Rollover Account, Voluntary Contribution Account and Merged Account in the manner and at the time provided in Sections 6.5 and 6.6.

                  6.2. Death. In the event that the Termination of employment of a Participant is caused by his death, or in the event that a Participant or Former Participant who is entitled to receive distributions pursuant to Section
6.1 or 6.3 dies prior to receiving the full amount of such distributions, the entire amount remaining in his Employer Contribution Account, Voluntary Contribution Account, Merged Account and Rollover Account shall be paid to his Beneficiary in the manner and at the time provided in Sections 6.5 and 6.6, but only after receipt by the Committee of acceptable proof of death.

                  6.3.  Other Termination of Employment.

                           (a) An Employee or Participant shall have a fully
vested and nonforfeitable interest in his Elective Deferral Contribution Account, Voluntary Contribution Account, Qualified Matching Contribution Account, Qualified Supplemental Contribution Account and Rollover Account, and shall have a vested interest in his Matching Contribution Account, Supplemental Contribution Account and Merged Account, in accordance with the following schedule based on the Participant's Years of Service:

                                         Vested                 Forfeited
Years of Service                       Percentage              Percentage
----------------                       ----------              ----------

less than 1 year                            0%                    100%
1 year but less than 2                     10%                     90%
2 years but less than 3                    20%                     80%
3 years but less than 4                    30%                     70%
4 years but less than 5                    40%                     60%
5 years but less than 6                    60%                     40%
6 years but less than 7                    80%                     20%
7 years or more                           100%                      0%

If a Participant's employment with the Company is Terminated before his Normal Retirement Date for any reason other than death or Disability, the Participant shall be entitled to receive the entire amount credited to his Elective Deferral Contribution Account, Qualified Matching Contribution Account, Qualified Supplemental Contribution Account, Voluntary Contribution Account and Rollover Account, and an amount equal to his vested interest in his Matching Contribution Account, Supplemental Contribution Account and Merged Account, in the manner and at the time provided in Sections 6.5 and 6.6. Notwithstanding the foregoing, any Participant who is employed by the Company or an Affiliate upon attainment of age 65, or terminates employment on account of death or Disability, shall have a fully vested and nonforfeitable interest in his Matching Contribution Account, Supplemental Contribution Account, and Merged Account.

                           (b) An Employee or Participant who was previously a
Participant in the Great Bend Plan shall have a fully vested and nonforfeitable interest in his Elective Deferral Contribution Account, Voluntary Contribution Account, Qualified Matching Contribution Account, Qualified Supplemental Contribution Account, and Rollover Account, and shall have a vested interest in his Great Bend Employer Contribution Account in accordance with the following schedule based on the Participant's Years of Service:

Years of Service           Vested Percentage         Forfeitable Percentage
----------------           -----------------         ----------------------
less than one year                0%                           100%
1 but less than 2                20%                            80%
2 but less than 3                40%                            60%
3 but less than 4                60%                            40%
4 but less than 5                80%                            20%
5 or more                       100%                             0%

                  6.4. Forfeitures. Upon Termination of employment, the non-vested portion, if any, of a Participant's Matching Contribution Account, Supplemental Contribution Account, and Merged Account shall be immediately Forfeited and used to reduce Supplemental Contributions or allocated to Participants' accounts pursuant to Section 5.2(c), as of the end of the Plan Year in which the Participant Terminated employment. If the Former Participant resumes employment covered under the Plan prior to incurring five consecutive One-Year Breaks in Service and if the Former Participant repays, prior to the earlier of the date which is five years after the date he is reemployed by the Company or the close of the first period of five consecutive One-Year Breaks in Service after the date of distribution, the amount of the distribution, if any, he received at his previous Termination of employment, the repaid amount plus the amount Forfeited from his previous Matching Contribution Account, Supplemental Contribution Account and Merged Account shall be reallocated to the respective accounts from which they were distributed, and shall become the beginning balances of his new accounts under the Plan. The restoration allocation shall first be made from Forfeitures otherwise available for the Plan Year of restoration. If Forfeitures are insufficient to allow for complete restoration, then the restoration allocation shall be made from Company contributions. If the Former Participant is reemployed prior to incurring five consecutive One-Year Breaks in Service, but does not repay to the Plan the amount of distribution he received at his prior termination of employment, prior to the earlier of the date which is five years after the date he is reemployed by the Company or the close of the first period of five consecutive One-Year Breaks in Service after the date of distribution, then a restoration allocation pursuant to this Section shall not be made. If a Former Participant does not receive a distribution of the "vested percentage" of his Matching Contribution Account, Supplemental Contribution Account and Merged Account, and resumes employment prior to completing five consecutive One-Year Beaks in Service, then a restoration allocation pursuant to this Section shall be made. If the Former Participant does not receive a distribution of the "vested percentage" of his Matching Contribution Account, Merged Account and Supplemental Contribution Account, and does not return to the employ of the Company prior to incurring five consecutive One-Year Breaks in Service, any amounts held under such Accounts that are not forfeited, that are attributable to the Participant's service prior to the One-Year Breaks in Service and that are not distributed, shall be fully vested and nonforfeitable at all times notwithstanding any other provision of this Plan.

                  6.5.  Time of Payment of Benefits.

                           (a) Subject to a Participant's consent in accordance
with subparagraph (e) of this Section 6.5, distribution to a Participant of his Employer Contribution Account,

Voluntary Contribution Account, Merged Account and Rollover Account on account of Retirement pursuant to Section 6.1 on or after Normal Retirement Date shall be made as soon as practicable following such Retirement (valued as of the Valuation Date coincident with such Retirement).

                           (b) Subject to a Participant's consent in accordance
with subsection (e) of this Section 6.5, a distribution to a Participant of his Employer Contribution Account, Voluntary Contribution Account, Merged Account and Rollover Account, on account of Disability pursuant to Section 6.1, shall be made as soon as practicable following such Disability (valued as of the Valuation Date coincident with such Disability).

                           (c) Distribution of a Participant's or Former
Participant's Employer Contribution Account, Voluntary Contribution Account, Merged Account and Rollover Account payable on account of the death of a Participant or Former Participant pursuant to Section 6.2 shall commence as soon as practicable, but no later than five years after such death (valued as of the Valuation Date coincident with such death); provided, however, that if the Participant's designated Beneficiary is the Surviving Spouse of such Participant or Former Participant, such distribution shall not be required to begin prior to the date on which the Participant or Former Participant would have attained age 70 1/2 (although the Surviving Spouse may elect to receive benefits prior to this date). Any amount payable to a child pursuant to the death of a Participant or Former Participant shall be treated as if it were payable to the Participant's or Former Participant's Surviving Spouse if such amount would become payable to the Surviving Spouse upon such child reaching majority (or other designated event permitted by regulations).

                           (d) Subject to subsection (e) of this Section, a
distribution to a Participant of his Elective Deferral Contribution Account, Voluntary Contribution Account, Qualified Matching Contribution Account, Qualified Supplemental Contribution Account and Rollover Account, and the vested percentage, if applicable, in his Matching Contribution Account, Supplemental Contribution Account and Merged Account payable on account of other Termination of employment pursuant to Section 6.3, shall be made as soon as practicable following such Termination (valued as of the Valuation Date coincident with such Termination.)

                           (e) If the vested percentage of a Participant's
Employer Contribution Account, Merged Account, Voluntary Contribution Account and Rollover Account balances exceeds $3,500, no distribution from a Participant's Employer Contribution Account, Merged Account, Voluntary Contribution Account and Rollover Account may be made prior to a Participant's Normal Retirement Date (other than as a result of death) without obtaining the Participant's consent, at such time and in such manner as may be required by the Code, to such distribution being made prior to his Normal Retirement Date. If the Former Participant does not consent to such distribution, benefits shall remain in the Trust Fund and shall continue to receive Income allocations pursuant to Section 5.2(a). In such event, such benefits shall not be distributed to the Participant (or his Beneficiary) until the Valuation Date coincident with his Normal Retirement Date, or his death, if sooner, (valued as of such Valuation Date).

                           (f) Except as required under subsection (g) of this
Section 6.5, and unless the Participant or Former Participant elects otherwise, payment of benefits under this Plan shall commence not later than sixty (60) days after the close of the Plan Year in which the latest of the following events occurs: (a) the Participant or Former Participant attains age 65; (b) the tenth (10th) anniversary of the Plan Year in which the Participant or Former Participant commenced participation in the Plan; or (c) the Termination of the Participant's service with the Company.

                           (g) Distribution of benefits to a Participant or
Former Participant who attains age 70 1/2 after December 31, 1987 must commence no later than April 1 of the calendar year following the calendar year in which the Participant or Former Participant attains age 70 1/2.

                  Distribution of benefits to a Participant or Former Participant who attained age 70 1/2 before January 1, 1988 and is not a five-percent owner must commence no later than April 1 of the calendar year following the calendar year in which the Participant or Former Participant attained age 70 1/2, or the calendar year following the calendar year in which the Participant or Former Participant retires, if later.

                  For a Participant or Former Participant who attained age 70 1/2 prior to January 1, 1988 and is a five-percent owner, distribution must commence no later than April 1 of the calendar year following the later of:

                                    (i) the calendar year in which the
Participant or Former Participant attained age 70 1/2 or

                                    (ii) the earlier of:

                                             (I) the calendar year with or
                                    within which ends the Plan Year in which the Participant or Former Participant became a five percent owner or

                                             (II) the calendar year in which the
                                    Participant or Former Participant retires.

                  For purposes of this section, a Participant or Former Participant is considered a five-percent owner if the Participant or Former Participant is a five-percent owner (as defined in section 416(i) of the Code) at any time following the date on which the Participant or Former Participant attains age 66 1/2, even if the Participant or Former Participant subsequently ceases to be a five-percent owner. Distributions under this Section will be made in accordance with section 401(a)(9) of the Code.

                  6.6.  Mode of Payment of Benefits.


                           (a) Any amount to which a Participant shall become
entitled hereunder shall be distributed to him in a lump sum cash payment, except as provided in Appendix A hereto; provided, however, shares of Owosso Stock shall be distributed in kind.

                           (b) If a Participant or Former Participant dies
before his benefits commence to be paid to him, any amount to which a Beneficiary shall become entitled hereunder shall be distributed to him in a lump sum.

                           (c) All distributions pursuant to this Section shall
be made in cash, securities or other property, or in a combination thereof, as the Trustees, to the extent permitted by the Code, may determine, and as uniformly applied to a given class of accounts.

                  6.7. Designation of Beneficiary. Each Participant or Former Participant from time to time may designate any person or persons (who may be designated contingently or successively and who may be an entity other than a natural person) as his Beneficiary or Beneficiaries to whom his Plan benefits are to be paid if he dies before receipt of all such benefits. Each Beneficiary designation shall be made on a form prescribed by the Committee and will be effective only when filed with it during the Participant's or Former Participant's lifetime.

Each Beneficiary designation filed with the Committee will cancel all Beneficiary designations previously filed with it by that Participant or Former Participant. The revocation of a Beneficiary designation, no matter how effected, shall not require the consent of any designated Beneficiary.

                  If any Participant or Former Participant fails to designate a Beneficiary in the manner provided above, or if the Beneficiary designated dies before such Participant's or Former Participant's death or before complete distribution of the benefits payable hereunder, such benefits shall be paid in the following order of priority: first, to the Participant's or Former Participant's Surviving Spouse, if any; second, to the Participant's or Former Participant's surviving children, if any, in equal shares; third, to the estate of the last to die of such Participant or Former Participant and his Beneficiary or Beneficiaries.

                  Notwithstanding the foregoing, the Surviving Spouse of a Participant or Former Participant shall be deemed to be the Participant's or Former Participant's designated Beneficiary, and shall be entitled to receive any distribution on account of the Participant's or Former Participant's death in a lump sum, unless the Participant or Former Participant designates a Beneficiary other than the Surviving Spouse and such Surviving Spouse consents irrevocably in writing to the designation of such alternate Beneficiary and the Spouse's consent acknowledges the effect of such designation and is witnessed by a notary public or a member of the Committee. The requirements of this paragraph may be waived if it is established to the satisfaction of the Committee that the consent may not be obtained because there is no Spouse or because the Spouse cannot be located or because of such other circumstances as may be prescribed by regulation.

                  6.8. Information Required from Beneficiary. If at, after or during the time when a benefit is payable to any Beneficiary, the Committee upon request of the Trustee or at its own instance, delivers by registered or certified mail to the Beneficiary at the Beneficiary's last known address a written demand for his then address, or for satisfactory evidence of his continued life, or both, and, if the Beneficiary fails to furnish the information to the Committee within three years from the mailing of the demand, then the Committee shall distribute to the party next entitled thereto under
Section 6.7 above as if the Beneficiary were then deceased.

                  6.9. Rollovers and Transfers. An Employee, with the prior approval of the Committee, may contribute to the Trust any property which either is (i) a direct transfer of an eligible rollover distribution under 401(a)(31) of the Code; (ii) rolled over by the Employee after his receipt of such amount from a plan qualified under section 401(a) of the Code; or (iii) rolled over from a "conduit" Individual Retirement Account (as defined in section 408 of the Code) established by the Employee upon his receipt of such amount from a plan qualified under section 401(a) of the Code (provided, however, that any amount rolled over to the Plan qualifies as a rollover amount as defined by Code section 402 at the time of the rollover). The amount of cash or the fair market value of any other property transferred to the Trust pursuant to this Section shall be credited to the Employee's Rollover Account (if contributed pursuant to clause (i) or (ii) above), as of the Valuation Date next following such transfer or rollover.

                  An Employee who wishes to roll over property pursuant to clause (ii) or (iii) above must do so no later than 60 days after receiving a distribution from the distributing plan or Individual Retirement Account.

                  An Employee who has not satisfied the participation requirements of Section 3.1 shall be permitted to make a rollover or transfer to the Plan, subject to the approval of the Committee, provided that the Committee has determined that such rollover or transfer meets the requirements set forth in the preceding paragraph. The Committee shall establish a Rollover Account, as applicable, for any such Employee, in accordance with the provisions of this Section.

                  In no event shall such Employee become eligible to have Elective Deferral Contributions made on his behalf or to receive allocations of Matching Contributions, Supplemental Contributions, Qualified Matching Contributions or Qualified Supplemental Contributions prior to fulfilling the eligibility requirements of Section 3.1 and any other requirements for such contributions under the Plan.

                  6.10.  Withdrawals.

                           (a) Non-Hardship Withdrawals. A Participant may
withdraw up to 100% of the amounts credited to his Rollover Account and Voluntary Contribution Account, but not less than $1,000 at any one time. A Participant who has reached age 59 1/2, while still employed, may request a withdrawal of all or a portion of his interest in his Employer Contribution Account.

                           (b) Hardship Withdrawals. Notwithstanding anything
herein to the contrary, a Participant who has not attained at least age 59 1/2 while still employed, may request a withdrawal on account of hardship from his Elective Deferral Contribution Account; provided, however, that no withdrawal from a Participant's Elective Deferral Contribution Account may include Income credited to such Account.

                  Hardship withdrawals shall be made in accordance with uniform and nondiscriminatory rules and procedures established by the Committee and shall not be made in any manner that favors highly compensated Participants or officers or shareholders of the Company. In the event that the Committee denies a Participant's request for a hardship withdrawal under this Section of the Plan, the Participant shall be permitted to ask for a review of the decision in accordance with the Claims Procedure set forth in Section 8.12.

                  The application to make a hardship withdrawal shall be approved if the conditions of subsections (i) and (ii) below are met:

                                    (i) A Participant must have an immediate and
heavy financial need for one of the following reasons:

                                             (A) the purchase (excluding
mortgage payments) of a principal residence;

                                             (B) payment of tuition, related
educational fees, and room and board expenses for the next twelve months of post-secondary education for the Participant, his Spouse, children or dependents (as defined in section 152 of the Code);

                                             (C) the need to prevent the
eviction of the Participant from his principal residence, or foreclosure of the mortgage on his principal residence;

                                             (D) expenses for medical care
described in section 213(d) of the Code previously incurred by the Participant, his Spouse or dependents (as defined in section 152 of the Code) or necessary for such persons to obtain such medical care;

                                             (E) any other reason which the
Secretary of the Treasury, or his delegate, may determine qualifies as a hardship withdrawal; and

                                    (ii) The Participant must be unable to
obtain the necessary funds from one of the following sources:

                                             (A) reimbursement or compensation
by insurance or otherwise;

                                             (B) reasonable liquidation of the
Participant's assets, or the assets of the Participant's dependents, such that it would not cause a hardship;

                                             (C) distribution of after-tax
contributions, if applicable, or other permissible distributions from this Plan, or any other plan;

                                             (D) cessation of elective or
after-tax contributions to this Plan, to the extent applicable, or any other plan;

                                             (E) loans from this Plan or any
other plan; or

                                             (F) borrowing from commercial
sources on reasonable terms.

                  For purposes of hardship withdrawals under this Section, an immediate and heavy financial need cannot reasonably be relieved by any of the sources listed above if the effect of such action would be to increase the amount of the need. The amount of the distribution cannot be in excess of the amount of the immediate and heavy financial need of the Participant. The amount of an immediate and heavy financial need may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution.

                  In the event of any hardship distribution to a Participant hereunder, the Company shall not make Elective Deferral Contributions, Matching Contributions, Qualified Matching

Contributions or Qualified Supplemental Contributions under the Plan on behalf of such Participant, and the Participant shall not make any elective deferral contributions or voluntary employee contributions under any other qualified or nonqualified compensation plans maintained by the Company or any Affiliate, including without limitation stock option and stock purchase plans and cash or deferred arrangements that are part of a cafeteria plan under section 125 of the Code, during the twelve calendar months immediately following the effective date of such hardship withdrawal. In addition, the applicable limit under section 402(g) of the Code for the Participant's taxable year immediately following the taxable year of the hardship withdrawal shall be reduced by the amount of such Participant's Elective Deferral Contributions and other elective deferral contributions under other plans maintained by the Company or any Affiliate made during the taxable year of the hardship distribution.

                           (c) Timing of Withdrawals. A written application for
any withdrawal under this Section must be submitted to the Committee at least 30 days prior to the date specified for the withdrawal, or such other periods of time as the Committee may determine from time to time.

                  6.11. Loans to Participants and Former Participants. The provisions of this Section 6.11 shall apply to loans made, renewed, renegotiated, modified, or extended on or after July 1, 1997.

                           (a) Loan Application. Effective July 1, 1997, a
Participant who is an Employee of a Participating Affiliate or who is a "party in interest" to the Plan under ERISA ss.3(14) may apply in writing, at any time during the Plan Year, to the Committee for a loan from the vested portion of his Employer Contribution Account in the Plan. The Committe shall rule upon such applications in a uniform and nondiscriminatory manner in accordance with the rules and guidelines established in this Article.

                           (b) Loan Approval.

                                    (i) No more than one application by a
Participant for a loan shall be approved during any PlanYear.

                                    (ii) The Committee shall have the right to
reject a loan application on the basis of a Participant's credit worthiness and financial need or such other factors as would be considered in a normal commercial setting by an entity in the business of making loans and as the Committee determines necessary to safeguard the Fund.

                           (c) Amount of Loan.

                                    (i) In no event shall a Participant be
permitted to have more than one loan outstanding at any time from this Plan. The minimum amount of any loan shall be an amount determined by the Committee and communicated to Participants.

                                    (ii) The amount of any loan, when added to
the amount of a Participant's outstanding loans under the Plan and all other plans qualified under section 401(a) of the Code which are sponsored by the Participating Company or any Participating Affiliate shall not exceed the lesser of:

                                            (1) $50,000, reduced by the excess
(if any) of:

                                                     (A) the Participant's
highest outstanding balance of loans during the one-year period ending on the day before the date on which such loan is made to the Participant, over

                                                     (B) the outstanding balance
of loans made to the Participant on the date such loan is made to the Participant; or

                                            (2) fifty percent (50%) of the sum
of the value of the Participant's nonforfeitable portion of his Employer Contribution Account in this Plan and his nonforfeitable accounts under all other defined contribution plans qualified under section 401(a) of the Code which are sponsored by the Participating Company or any Participating Affiliate, provided that the application of this Paragraph (2) shall not reduce the amount that may be borrowed below $10,000; or

                                            (3) the value of the Participant's
nonforfeitable Employer Contribution Account.

                           (d) Terms of Loan.

                                    (i) The interest rate on loans shall be: (1)
determined by the Committee, (2) at least commensurate with rates charged for similar loans by entities in the business of making loans, and (3) adjusted from time to time as circumstances warrant. Security for each loan granted pursuant to this Article shall be, to the extent necessary, the currently unpledged portion of, first the Participant's Employer Contribution Account, second his Rollover Account, third, his Employer Matching Contribution Account, fourth his Merged Plans Account (where applicable) and, fourth, his Great Bend Account (where applicable). In no event shall more than fifty percent (50%) of the Participant's vested portion of his Employer Contribution Account as of the date the loan is made be used as security for the loan. In its sole discretion, the Committee may require such additional security as it deems necessary.

                                    (ii) Each loan shall be evidenced by the
Participant's execution of a personal installment note on such form as shall be supplied by the Committee. Each such note shall specify that, to the extent repayment is not required sooner by the terms of Subsection (d) of this Section, repayment shall be included in installments over 12, 24, 36, 48 or 60 months from the date on which the loan is distributed. All loans from the Plan shall be non-renewable. Each note shall also specify the interest rate as determined by the Committee at the time the loan is approved.

                                    (iii) All loans shall be repaid in
approximately equal installments through payroll deductions or in such other manner as the Committee may determine. A Participant may repay the outstanding balance of any loan in one lump sum at any time by notifying the Committee of his intent to do so and by forwarding to the Committee payment in full of the then outstanding loan balance, plus interest accrued to the date of payment. The amount of principal and interest repaid by a Participant shall be credited to such Participant's Employer Contribution Account as each repayment is made.

                                    (iv) Notwithstanding the above, in the event
a Participant who has an outstanding loan takes a personal leave of absence for a period of not more than one year or any periodic loan repayment is not made in full due to temporary reduction in the Participant's Compensation that is not expected to continue for a period of more than one year, the Committee shall waive payment on the loan during the leave of absence or the period during which the Participant's Compensation is reduced. In such case, (1) if the loan is for a period of less than 60 months, the period of repayments shall be extended for the period necessary to permit repayment, or (2) otherwise, the loan shall be reamortized over its remaining term; provided, however, that the period of repayment for any loan shall not exceed a total of 60 months.

                                    (v) If, and only if:

                                             (1) the Participant dies;

                                             (2) the Participant (other than a
Participant who continues to be a party in interest) has a Termination of employment;

                                             (3) the Compensation of a
Participant who is an Employee of a Participating Company is discontinued or decreased below the amount necessary to amortize the loan and such status continues for more than one year;

                                             (4) the loan is not repaid by the
time the note matures including any extensions pursuant to Subsection (iv);

                                             (5) the Participant attempts to
revoke any payroll deduction authorization for repayment of the loan without the consent of the Committee;

                                             (6) the Participant fails to pay
any installment of the loan when due and the Committee elects to treat such failure as default;

                                             (7) the outstanding balance of the
loan, plus interest accrued to the date of determination, exceeds 50 percent (50%) of the total value of the Participant's Employer Contribution Account pledged as security for the loan, determined as of the Valuation Date coincident with or next preceding the date of determination; or

                                             (8) any other event occurs which
the Committee, in its sole discretion, believes may jeopardize the repayment of the loan; before a loan is repaid in full, the unpaid balance thereof, with interest due thereon, shall become immediately due and payable. The Participant (or his beneficiary, in the event of the Participant's death) may satisfy the loan by paying the outstanding balance of the loan within 30 days. If the loan and interest are not repaid within the time specified, the Committee shall satisfy the indebtedness from the amount of the Participant's vested interest in his Employer Contribution Account as provided in Subsection (vi) before making any payments otherwise due hereunder to the Participant or his beneficiary.

                                    (vi) Enforcement. The Committee shall give
written notice to the Participant (or his beneficiary in the event of the Participant's death) of an event of default described in Subsection (4) of Section (v). If the loan and interest are not paid within thirty (30) days of the date of the notice, the amount of the Participant's vested interest in his Employer Contribution Account shall be reduced by the amount of the unpaid balance of the loan, with interest due thereon, and the Participant's indebtedness shall thereupon be discharged to the extent of the reduction. In addition, if the value of the Participant's total vested interest in his Employer Contribution Account pledged as security for the loan is insufficient to discharge fully the Participant's indebtedness, the Participant's account. shall be used to reduce the Participant's indebtedness at such time as the Participant is entitled to a distribution under Article VI or a withdrawal under
Article VI from his account. Such action shall not operate as a waiver of the rights of the Company, the Committee, the Trustee, or the Plan under applicable law. The Committee also shall be entitled to take any and all other actions necessary and appropriate to foreclose upon any property other than the Participant's Account pledged as security for the loan or to otherwise enforce collection of the outstanding balance of the loan.

                  6.12. Loans from Merged Plan. The provisions of this Section
6.12 will apply to any loan outstanding to a Participant due to his participation in and previous loan from a Merged Plan. Such loans shall be repaid in equal installments by payroll deductions, for a period previously arrived at by mutual agreement between the Merged Plan and the Participant; provided, however, that each loan must be repaid within five years of the date on which the loan was made or upon the Participant's Termination of any nature, whichever occurs first, except that a Merged Plan may have agreed to a repayment period that exceeds five years if the loan was used to acquire a principal residence of the Participant. A loan issued to a Former Participant shall be repaid in equal monthly installments by the Former Participant and must be repaid within five years of the date on which the loan was made, except that the Merged Plan may have set the repayment period at a period that exceeds five years if the loan is used to acquire a principal residence of the Former Participant.

                  In the event of a default on the loan repayment for a period of 60 days, all payments on the loan shall be due and payable immediately. In such event, the Trustee may authorize, in the case of a Participant, the payment thereof from the Participant's present or future interest in the Plan, or, in the case of a Former Participant, foreclosure on the security for the loan. The Participant may not authorize the Company to make any Elective Deferral Contributions to the Plan on his behalf until the first payroll period commencing twelve calendar months following the date of default. In the case of a Participant who Terminates employment and defaults on a loan repayment for a period of 60 days following the date of Termination, the outstanding balance of such loan shall be considered part of the distribution payable on account of the Termination.

                  Except in the case of a hardship withdrawal pursuant to
Section 6.10, no distribution shall be made to any Participant, Former Participant or to the Beneficiary of such Participant or Former Participant unless and until all unpaid loans, including interest accrued thereon, made to such Participant or Former Participant whose account is subject to distribution have been liquidated.

                           6.13. Direct Rollovers. Notwithstanding any provision
of the Plan to the contrary, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid in a Direct Rollover to an Eligible Retirement Plan specified by the Distributee. The Direct Rollover may be given to the Distributee in the form of a check made payable to the Eligible Retirement Plan.

                  For purposes of this Section, the following initially capitalized words and phrases shall have the following meanings:

                                    (i) "Direct Rollover" means a payment by the
Plan to an Eligible Retirement Plan specified by the Distributee.

                                    (ii) "Distributee" means an Employee or
former Employee, and also means a surviving spouse of an Employee or former Employee, or a spouse or former spouse of an Employee or former Employee who is the alternate payee under a qualified domestic relations order (as defined in section 414(p) of the Code), with respect to the interest in the Plan of such spouse, former spouse, or surviving spouse.

                                    (iii) "Eligible Retirement Plan" means (A)
an individual retirement account described in section 408(a) of the Code; (B) an individual retirement annuity described in section 408(b) of the Code; (C) an annuity plan described in section 403(a) of the

Code; or (D) a qualified trust described in section 401(a) of the Code that accepts Eligible Rollover Distributions; provided, however, that in the case of a surviving spouse, an Eligible Retirement Plan means only an individual retirement account or an individual retirement annuity.

                                    (iv) "Eligible Rollover Distribution" shall
mean any distribution of all or any portion of a Distributee's interest in the Plan, except that such term does not include (A) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; (B) any distribution to the extent any such distribution may be required pursuant to section 401(a)(9) of the Code; (C) any distribution that is exempt from the mandatory withholding requirements under Treas. Reg. ss.31.3405(c)-1T (or any successor regulation) because the aggregate taxable distributions expected to be received by the Distributee during the calendar year do not exceed $200 (or any greater amount specified in the regulation), or (D) the portion of any distribution that is not includible in the gross income of the Distributee.

                                    ARTICLE 7

                                   TRUST FUND

                  7.1. Exclusive Benefit of Employees and Beneficiaries. All contributions under this Plan shall be paid to the Trustee and deposited in the Trust Fund. All assets of the Trust Fund, including investment Income, shall be retained for the exclusive benefit of Participants, Former Participants and Beneficiaries and shall be used to pay benefits to such persons or to pay administrative expenses of the Plan and Trust Fund to the extent not paid by the Company. Except as provided in Section 4.3, 5.3 or 12.2, the assets of the Trust Fund shall not revert to or inure to the benefit of the Company.

                  7.2. Investment Directions by Participants or Former Participants.

                           (a) As of each Entry Date or more frequent dates as
determined by the Committee, a Participant or Former Participant may change his designation with respect to the investment of amounts credited to his Elective Deferral Contribution Account, Matching Contribution Account, Voluntary Contribution Account, Qualified Supplemental Contribution Account, Qualified Matching Contribution Account, and Rollover Account, and with respect to future contributions allocated to such Accounts, in the investment options provided by the Committee, subject to the conditions in Section 7.3 and paragraphs (b) and
(c) of this Section. If a Participant or Former Participant does not exercise his option to direct the investment of such accounts, a Participant or Former Participant will be deemed to have authorized the Committee to direct such investments on his behalf. Amounts credited to a Participant's Supplemental Contribution Account and Merged Account shall be Trustee directed.

                           (b) A Participant or Former Participant who elects to
invest in more than one fund must designate to each fund so elected in whole percentage increments of the contributions or the amounts in the Accounts to which the designation applies.

                           (c) Participant or Former Participant directions
described in paragraphs (a) and (b) of this Section 7.2 shall be effective as of the Entry Date so designated by the Participant, if a properly completed election form is received by the Committee at least ten (10) days prior to such Entry Date, or such other period of time as the Committee may designate. Any investment direction by a Participant or Former Participant shall continue in full force and effect until changed by the Participant or Former Participant. Such directions are subject to the approval of the Committee and shall be made in accordance with the terms, conditions and procedures established by the Committee. Notwithstanding Sections 5.2(a) and 8.4, all earnings and expenses, including commissions and transfer taxes, realized or incurred in connection with any investments pursuant to a Participant's or Former Participant's directions, shall be credited or charged to the Participant's or Former Participant's account for which the investment is made.

                           (d) If a Participant exercises his option to direct
the investment of his Account, then to the extent permitted by ERISA, no person who is otherwise a fiduciary under the Plan shall be liable under ERISA for any loss, or by reason of any breach which results from such Participant's exercise of such option. Except for purposes of the Stock Fund, the Plan shall be considered an "ERISA Section 404(c) Plan" pursuant to Reg. ss.2550.404c-1.

                  7.3. Investment Funds. The Trust Fund shall consist of separate investment funds selected by the Committee. The Committee may, in its discretion, establish additional funds and may terminate any fund from time to time. The investment funds under the Plan shall include the "Owosso Stock Fund" which shall invest in common stock of Owosso Corporation; except to the extent that it is necessary that a portion of the Trust Fund be invested in short-term marketable securities pending investment in common stock or pending distribution of benefits. A Participant or Former Participant may invest only his Elective Deferral Contribution Account, Matching Contribution Account, Rollover Account and Voluntary Contribution Account in the Owosso Stock Fund.

                  7.4. Special Rules Concerning the Owosso Stock Fund.

                           (a) Eligible Individual Account Plan. With respect to
investments in the Owosso Stock Fund, it is intended that this Plan shall be an eligible individual account plan within the meaning of ERISA Section 407(d)(3), and that, except as otherwise provided herein, up to 100 percent of the assets of the Plan may be invested in Owosso Stock in accordance with the provisions of the Plan.

                           (b) Voting of Shares. Before each annual or special
meeting of shareholders of Owosso Corporation, there shall be sent to each Participant (other than a Participant with no amounts in his account invested in the Owosso Stock Fund as of the record date for proxy solicitations) a copy of the proxy soliciting material for the meeting, together with a form requesting instructions to the Trustees on how to vote the shares of Owosso Stock credited to such Participant's account. Upon receipt of such instructions, the Trustees shall vote shares as instructed. Shares for which instructions are not received shall, to the extent consistent with the Trustees' duties, not be voted.

                           (c) Quarterly Adjustment of Participants' Accounts in
Owosso Stock Fund. As of each Valuation Date, the Trustees shall determine the fair market value of the assets in the Owosso Stock Fund. As soon as practicable after each such Valuation, the Trustees shall deliver in writing to the Administrator a valuation of each Fund, together with a statement of the amount of net income or loss (including appreciation or depreciation in value of the Owosso Stock) since the previous Valuation Date. Promptly after the preparation of this valuation, the Trustees shall allocate any dividends received that are attributable to Owosso Stock held in Participants' accounts as of the record date of the dividend to such accounts. Such dividends shall be invested in the Owosso Stock Fund.

                           (d) Apportionment/Reapportionment of Investments in
the Owosso Stock Fund. Any apportionment or reapportionment to or from the Owosso Stock Fund shall be based on the value of Owosso Stock as of the Valuation Date immediately preceding the date on which such apportionment or reapportionment is to be made. Fractional shares shall not be purchased; any amount remaining after the purchase of a whole number of shares shall be invested on behalf of the Participant in cash or short-term marketable securities. If the total amount apportioned or reapportioned by Participants to the Owosso Stock Fund as of any Valuation Date exceeds the amount of Owosso Stock then available for purchase, investment in Owosso Stock shall be made pro rata based on the dollar value of the amount designated by each Participant for investment in the Owosso Stock Fund. Any amount not invested in Owosso

Stock because of the limitation of this subsection (d) shall be invested on behalf of the Participant in cash or short-term marketable securities.

                                    ARTICLE 8

                                 ADMINISTRATION

                  8.1. Duties and Responsibilities of Fiduciaries. A Fiduciary shall have only those specific powers, duties, responsibilities and obligations as are specifically given him under this Plan or the Trust. In general, the Company, by action of its Board of Directors, shall have the sole responsibility for making the contributions provided for under Section 4.1, shall have the sole authority to appoint and remove the Trustees, the Committee, and any Investment Manager which may be provided for under the Trust (except to the extent the Board of Directors designates one or more individuals to appoint or remove the Investment Manager), and shall have the sole authority to amend or terminate, in whole or in part, this Plan or the Trust. The Committee shall have the sole responsibility for the administration of this Plan, which responsibility is specifically described in this Plan and the Trust. The Board of Directors shall have the right to designate investment and funding policies under which the Trustee shall act. Except as provided in the Trust agreement and within the scope of any funding and investment policies designated by the Board of Directors, the Trustee shall have the sole responsibility for the administration of the Trust and the management of the assets held under the Trust. It is intended that each Fiduciary shall be responsible for the proper exercise of his own powers, duties, responsibilities and obligations under this Plan and the Trust and generally shall not be responsible for any act or failure to act of another Fiduciary. A Fiduciary may serve in more than one fiduciary capacity with respect to the Plan (including service both as Trustee and as a member of the Committee.)

                  8.2. Allocation of Duties and Responsibilities. The Committee, by written instrument signed by any of its members, may designate persons other than the Committee to carry out any of its duties and responsibilities. Any duties and responsibilities thus allocated must be described in the written instrument. If any person other than an Employee of the Company is so designated, such person must acknowledge in writing his acceptance of the duties and responsibilities thus allocated to him. All such instruments shall be attached to, and shall be made a part of, the Plan.

                  8.3. Membership of Committee; Voting; Meetings. The Committee shall consist of at least three persons who shall be appointed by the Company's Board of Directors to administer the Plan. The Committee members shall serve at the pleasure of the Board of Directors and without compensation. Any member of the Committee may resign by giving written notice addressed to the Board of Directors of the Company, effective upon delivery or at any other date specified therein. The Committee shall act by a majority vote of its members at a meeting, or by written consent of all its members without a meeting.

                  8.4. Expenses. The Company shall pay all expenses authorized and incurred by the Committee in the administration of the Plan except to the extent such expenses are paid from the Trust.

                  8.5. Records and Reports. The Committee shall exercise such authority and responsibility as it deems appropriate in order to comply with ERISA with respect to: (i) maintaining records of Participants' Years of Service, account balances and the percentage of such account balances which are nonforfeitable under the Plan; (ii) notifications to Participants; and (iii) annual reports and registration with the Internal Revenue Service.

                  8.6. Other Powers and Duties. The Committee shall have such duties and powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following:

                           (a) to construe and interpret the Plan, decide all
questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder;

                           (b) to prescribe procedures to be followed by
Participants, Former Participants or Beneficiaries filing applications for benefits;

                           (c) to prepare and distribute information explaining
the Plan;

                           (d) to receive from the Company and from
Participants, Former Participants and Beneficiaries such information as shall be necessary for the proper administration of the Plan;

                           (e) to furnish the Company, upon request, such annual
reports with respect to the administration of the Plan as are reasonable and appropriate;

                           (f) to receive, review and keep on file (as it deems
convenient or proper) reports of the financial condition, and of the receipts and disbursements, of the Trust Fund from the Trustees;

                           (g) to appoint or employ advisors including legal and
actuarial counsel to render advice with regard to any responsibility of the Committee under the Plan or to assist in the administration of the Plan; and

                           (h) to review domestic relations orders and to
determine whether they constitute qualified domestic relations orders within the meaning of section 414(p) of the Code.

                           (i) to review and approve applications for
withdrawals submitted by Participants in accordance with Section 6.10.

                  The Committee shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan.

                  8.7. Rules and Decisions; Non-Discriminatory Actions. Any action taken by the Committee involving discretion on its part in determining an individual's rights or benefits or Plan interpretation shall be handled in a non-discriminatory manner. The Committee shall have the power to interpret and construe the provisions of the Plan, to determine eligibility to participate in the Plan, to make and enforce such rules and regulations as the Committee shall deem necessary, desirable or appropriate for the efficient administration of the Plan, and to decide such questions as may arise in connection with the operation of the Plan, including interpretation of ambiguous plan provisions, determination of disputed facts, or application of plan provisions to unanticipated circumstances. When making any determination, the Committee shall be entitled to rely upon information furnished by a Participant, Former Participant or Beneficiary, the Company, the legal counsel of the Company, or the Trustee. Such determinations shall be entitled to the maximum deference permitted by law.

                  8.8. Authorization of Benefit Payments. The Committee shall issue proper directions to the Trustee concerning all benefits which are to be paid from the Trust Fund pursuant to the provisions of the Plan.

                  8.9. Applications and Forms for Benefits. The Committee may require a Participant, Former Participant or Beneficiary to complete and file with it an application for a benefit, and to furnish all pertinent information requested by it. The Committee may rely upon all such information so furnished to it, including the Participant's, Former Participant's or Beneficiary's current mailing address.

                  8.10. Facility of Payment. Whenever, in the Committee's opinion, a person entitled to receive any payment hereunder, of a benefit or installment thereof, is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, the Committee may direct the Trustee to make payments of such benefits to such person, or to his legal representative or to a relative or friend of such person, for his benefit, or the Committee may direct the Trustee to apply the payment for the benefit of such person in such manner as the Committee considers advisable.

                  8.11. Liabilities. To the extent permissible by section 410 of ERISA and other applicable law, the Committee and each person to whom duties and responsibilities have been allocated pursuant to Section 8.2 may be indemnified and held harmless by the Company to an extent determined by the Company's Board of Directors with respect to any breach of alleged responsibilities performed or to be performed hereunder.

                  8.12. Claims Procedure:

                           (a) Filing of Claim. Any Participant, Former
Participant or Beneficiary under the Plan, or any alternate payee under a domestic relations order ("Claimant"), may file a written claim for a Plan benefit or for a determination of the qualified status of a domestic relations order ("claim") with the Committee or with a person named by the Committee to receive claims under the Plan.

                           (b) Notification on Denial of Claim. In the event of
a denial or limitation of any benefit or payment due to or requested by any Claimant, Claimant shall be given a written notification containing specific reasons for the denial or limitation of his benefit. The written notification shall contain specific reference to the pertinent Plan provisions on which the denial or limitation of the claim is based. In addition, it shall contain a description of any additional material or information necessary for the Claimant to perfect a claim and an explanation of why such material or information is necessary. Further, the notification shall provide appropriate information as to the steps to be taken if the Claimant wishes to submit his claim for review. This written notification shall be given to a Claimant within 90 days after receipt of his claim by the Committee unless special circumstances require an extension of time to process the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant prior to the termination of said 90-day period and such notice shall indicate the special circumstances which make the postponement appropriate.

                           (c) Right of Review. In the event of a denial or
limitation of a benefit, the Claimant or his duly authorized representative shall be permitted to review pertinent documents and to submit to the Committee issues and comments in writing. In addition, the Claimant or his duly authorized representative may make a written request for a full and fair review of his claim and its denial by the Committee; provided, however, that such written request must be received by the Committee (or its delegate to receive such requests) within sixty days after receipt by the Claimant of written notification of the denial or limitation of the claim. The sixty day requirement may be waived by the Committee in appropriate cases.

                           (d) Decision on Review.

                                    (i) A decision shall be rendered by the
Committee within 60 days after the receipt of the request for review, provided that where special circumstances require an extension of time for processing the decision, the decision may be postponed on written notice to the Claimant (prior to the expiration of the initial 60 day period), for an additional 60 days, but in no event shall the decision be rendered more than 120 days after the receipt of such request for review.

                                    (ii) Notwithstanding subparagraph (i), if
the Committee specifies a regularly scheduled time, at least quarterly, to review such appeals, a Claimant's request for review will be acted upon at the specified time immediately following the receipt of the Claimant's request unless such request is filed within 30 days preceding such time. In such instance, the decision shall be made no later than the date of the second specified time following the Committee's receipt of such request. If special circumstances (such as a need to hold a hearing) require a further extension of time for processing a request, a decision shall be rendered not later than the third specified time of the Committee following the receipt of such request for review, and written notice of the extension shall be furnished to the Claimant prior to the commencement of the further extension.

                                    (iii) Any decision by the Committee shall be
furnished to the Claimant in writing and in a manner calculated to be understood by the Claimant and shall set forth the specific reason(s) for the decision and the specific Plan provision(s) on which the decision is based.

                                    ARTICLE 9

                                  MISCELLANEOUS

                  9.1. Nonguarantee of Employment. Nothing contained in this Plan shall be construed as a contract of employment between the Company and any Employee, or as a right of any Employee to be continued in the employment of the Company, or as a limitation of the right of the Company to discharge any of its Employees, with or without cause.

                  9.2. Rights to Trust Assets. No Employee or Beneficiary shall have any right to, or interest in, any assets of the Trust Fund upon Termination of employment or otherwise, except as provided from time to time under this Plan, and then only to the extent of the benefits payable under the Plan to such Employee or Beneficiary out of the assets of the Trust Fund. All payments of benefits as provided for in this Plan shall be made solely out of the assets of the Trust Fund.

                  9.3. Nonalienation of Benefits. Except as may be permitted by law, and except as may be required or permitted by a qualified domestic relations order as defined in section 414(p) of the Code, benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, including any such liability which is for alimony or other payments for the support of a spouse or former spouse, or for any other relative of the Employee, prior to actually being received by the person entitled to the benefit under the terms of the Plan; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void. The Trust

Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

                  9.4. Discontinuance of Company Contributions. In the event of permanent discontinuance of contributions to the Plan by the Company, the accounts of all Participants shall, as of the date of such discontinuance, become fully-vested and nonforfeitable.

                                   ARTICLE 10

                        AMENDMENTS AND ACTION BY COMPANY

                  10.1. Amendments Generally. The Company reserves the right to make from time to time any amendment or amendments to this Plan or Trust which do not cause any part of the Trust Fund to be used for, or diverted to, any purpose other than the exclusive benefit of Participants, Former Participants or their Beneficiaries; provided, however, that the Company may make any amendment it determines necessary or desirable, with or without retroactive effect, to comply with the Code or ERISA.

                  No amendment to the Plan shall decrease a Participant's or Former Participant's Employer Contribution Account, Voluntary Contribution Account, Merged Account or Rollover Account or eliminate an optional form of distribution except as may be permitted by the Code or ERISA.

                  10.2. Amendments to Vesting Schedule. Any amendment to the Plan which alters the vesting schedule set forth in Section 6.3 shall be deemed to include the following terms:

                           (a) The vested percentage of a Participant in that
portion of his Employer Contribution Account under the Plan derived from Company contributions, determined as of the later of the date such amendment is adopted or the date such amendment becomes effective, shall not be less than such nonforfeitable percentage computed under the Plan on such date without regard to such amendment; and

                           (b) Each Participant having not less than three (3)
Years of Service at the later of the date such amendment was adopted or became effective shall be permitted to elect irrevocably to have his vested percentage computed under the Plan without regard to such amendment. Such election must be made within 60 days from the later of
(i) the date the amendment was adopted, (ii) the date the amendment became effective, or (iii) the date the Participant is issued written notice of such amendment by the Committee.

                  Notwithstanding the preceding sentence, no election need be provided to any Participant whose nonforfeitable percentage in his Employer Contribution Account under the Plan, as amended at any time, cannot be less than such percentage determined without regard to such amendment.

                  10.3. Action by Company. Any action by the Company under this Plan shall be by a duly adopted resolution of its Board of Directors, or by any person or persons duly authorized by a duly adopted resolution of that Board of Directors to take such action.

                                   ARTICLE 11

                        SUCCESSOR EMPLOYER AND MERGER OR
                             CONSOLIDATION OF PLANS

                  11.1. Successor Employer. In the event of the dissolution, merger, consolidation or reorganization of the Company, provision may be made by which the Plan and Trust will be continued by the successor; and, in that event, such successor shall be substituted for the Company under the Plan. The substitution of the successor shall constitute an assumption of Plan liabilities by the successor, and the successor shall have all of the powers, duties and responsibilities of the Company under the Plan.

                  11.2. Plan Assets. There shall be no merger or consolidation of the Plan with, or transfer of assets or liabilities of the Trust Fund to, any other plan of deferred compensation maintained or to be established for the benefit of all or some of the Participants of the Plan, unless each Participant would (if either this Plan or the other plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated), and unless a duly adopted resolution of the Board of Directors of the Company authorizes such merger, consolidation or transfer of assets.

                                   ARTICLE 12

                                PLAN TERMINATION

                  12.1. Right to Terminate. In accordance with the procedures set forth herein, the Company may terminate the Plan at any time in whole or in part. In the event of the dissolution, merger, consolidation or reorganization of the Company, the Plan shall terminate and the Trust Fund shall be liquidated unless the Plan is continued by a successor to the Company in accordance with
Section 11.1.

                  12.2. Liquidation of the Trust Fund. Upon the complete or partial termination of the Plan, the accounts of all Participants affected thereby shall become fully-vested and nonforfeitable, to the extent funded, and the Committee shall direct the Trustee to distribute the assets remaining in the Trust Fund after payment of any expenses properly chargeable thereto, to Participants, Former Participants and Beneficiaries in proportion to their respective account balances.

                  If, after all liabilities of the Plan to Participants, Former Participants and their Beneficiaries have been satisfied or provided for, any assets remain unallocated in the suspense account provided for in Section 5.2(c) or 5.3(h), such assets shall be distributed to the Company.

                  12.3. Manner of Distribution. To the extent that no discrimination in value results, any distribution after termination of the Plan may be made in cash or in securities, or other assets in kind, or in a combination thereof, as the Trustees may determine and as uniformly applied to a given class of accounts. All non-cash distributions shall be valued at fair market value at date of distribution.

                                   ARTICLE 13

                        DETERMINATION OF TOP-HEAVY STATUS

                  13.1. General. Notwithstanding any other provision of the Plan to the contrary, for any Plan Year in which the Plan is a Top-Heavy Plan or Super Top-Heavy Plan, as defined below, the provisions of this Article shall apply, but only to the extent required by section 416 of the Code and the regulations thereunder.

                  13.2. Top-Heavy Plan. This Plan shall be Top-Heavy and an Aggregation Group shall be a Top-Heavy Group if, as of the Determination Date for such Plan Year, the sum of the Cumulative Accrued Benefits and Cumulative Accounts of Key Employees for the Plan Year exceeds 60% of the aggregate of all the Cumulative Accounts and Cumulative Accrued Benefits.

                           (a) If the Plan is not included in a Required
Aggregation Group with other plans, then it shall be Top-Heavy only if (i) when considered by itself it is a Top-Heavy Plan and (ii) it is not included in a Permissive Aggregation Group that is not a Top-Heavy Group.

                           (b) If the Plan is included in a Required Aggregation
Group with other plans, it shall be Top-Heavy only if the Required Aggregation Group, including any permissively aggregated plans, is Top-Heavy.

                  13.3. Super Top-Heavy Plan. This Plan shall be a Super Top-Heavy Plan if it would be a Top-Heavy Plan under Section 13.2, by substituting 90% for 60%.

                  13.4. Cumulative Accrued Benefits and Cumulative Accounts. The determination of the Cumulative Accrued Benefits and Cumulative Accounts under the Plan shall be made in accordance with section 416 of the Code and the regulations thereunder.

                  13.5.  Definitions.

                           (a) "Aggregation Group" means either a Required
Aggregation Group or a Permissive Aggregation Group.

                           (b) "Determination Date" means with respect to any
Plan Year, the last day of the preceding Plan Year, or in the case of the first Plan Year of any plan, the last day of such Plan Year, or such other date as permitted by the Secretary of the Treasury or his delegate.

                           (c) "Employer" means the Company and its Affiliates.

                           (d) "Key Employee" means those individuals described
in section 416(i)(1) of the Code and the regulations thereunder.

                           (e) "Non-Key Employee" means those individuals who
are not Key Employees and includes former Key Employees.

                           (f) "Permissive Aggregation Group" means a Required
Aggregation Group plus any other plans selected by the Company provided that all such plans when considered together satisfy the requirements of sections 401(a)(4) and 410 of the Code.

                           (g) "Required Aggregation Group" means a plan
maintained by the Employer in which a Key Employee is a participant or which enables any plan in which a Key Employee is a participant to meet the requirements of Code section 401(a)(4) or Code section 410.

                  13.6. Vesting. For each Plan Year in which the Plan is Top-Heavy or Super Top-Heavy, the minimum vesting requirements of Code section 416(b) shall be satisfied by use of the schedule set forth below:

                                             Vested               Forfeited
Years of Service                           Percentage            Percentage
----------------                           ----------            ----------

less than 2 years                               0%                  100%
2 years but less than 3                        20%                   80%
3 years but less than 4                        40%                   60%
4 years but less than 5                        60%                   40%
5 years but less than 6                        80%                   20%
6 years or more                               100%                    0%

                  13.7. Minimum Contributions. For each Plan Year in which the Plan is Top-Heavy or Super Top-Heavy, minimum Employer contributions for a Participant who is a Non-Key Employee shall be required to be made on behalf of each Participant who is employed by the Company on the last day of the Plan Year. The amount of the minimum contribution shall be the lesser of the following percentages of compensation (as determined under section 415 of the Code and the regulations thereunder):

                                    (i) Three percent (3%), or

                                    (ii) The highest percentage at which Company
contributions or Forfeitures are made under the Plan for the Plan Year on behalf of any Key Employee.

                                             (A) For purposes of subparagraph
(ii), all defined contribution plans included in a Required Aggregation Group shall be treated as one plan.

                                             (B) This paragraph (ii) shall not
apply if the Plan is included in a Required Aggregation Group and the Plan enables a defined benefit plan included in the Required Aggregation Group to meet the requirements of section 401(a)(4) or 410 of the Code.

                  This Section shall not apply to the extent a Participant who is a Non-Key Employee is covered by another qualified plan(s) of the Company and the Company has provided that the minimum contribution requirements applicable to this Plan will be satisfied by the other plan(s).

                  13.8. Defined Benefit and Defined Contribution Plan Fractions. For any Plan Year in which the Plan is Super Top-Heavy, or for any Plan Year in which the Plan is Top-Heavy and the additional minimum contributions or benefits required under section 416(h) of the Code are not provided, the dollar limitations in the denominator of the Defined Benefit Plan Fraction and Defined Contribution Plan Fraction as defined in Sections 5.4(a) and 5.4(c) shall be multiplied by 100 percent rather than 125 percent. If the application of the provisions of this Section would cause any Participant to exceed 1.0 for any Limitation Year, then the application of this Section shall be suspended as to such Participant until such time as he no longer exceeds 1.0. During the period of such suspension, there shall be no Company contributions, forfeitures or voluntary nondeductible contributions allocated to such Participant under this Plan or under any other defined contribution plan of the Company and there shall be no benefit accruals for such Participant under any defined benefit plan of the Company.

                                   ARTICLE 14

                             PARTICIPATING COMPANIES

                  14.1. Effective Date of Participation. Any Affiliate of the Company, with the approval of the Board of Directors, may elect to become a "participating company" in this Plan as of the date of the action by its board of directors to adopt the Plan, or such other date as its board of directors may specify. For purposes of determining the maximum deductible contribution by the Company in any Plan Year, there may be taken into account the aggregate Compensation paid to or accrued by the Participants of the participating company since the first day of the Plan Year in which such participation takes effect. Appendix B lists the participating companies.

                  14.2. Reallocation of Forfeitures. Whenever any portion of a Participant's Account is forfeited by him, such Forfeitures shall be applied pursuant to Section 6.4 of the Plan to reduce required contributions from the Company provided that such Forfeitures shall be applied first to reduce the contributions required from the participating company which employed the Participant whose account was so forfeited, and to the extent there is an excess, Forfeitures shall be allocated to the Supplemental Contribution Accounts of Participants who are Employees of the participating company which employed the Participant whose account was so forfeited.

                  14.3. Administration. Each participating company shall be deemed to be a part of the Plan; provided, however, that with respect to all of its relations with the Trustees and the Plan Committee for purpose of this Plan, each participating company shall be deemed to have designated irrevocably the Company as its agent. Unless the context of the Plan clearly indicates otherwise, the "Company" shall be deemed to include each participating company as related to its adoption of the Plan.

                  14.4. Contributions. Each participating company shall make contributions to the Plan on behalf of its own Employees in accordance with
Article 4.

                  14.5. Withdrawal of Participating Company. The board of directors of a participating company may vote at any time to withdraw from participation in the Plan. In such event, the Income of the Trust Fund shall be valued as of the date of such withdrawal, and assets representing the accounts of all Participants employed by such participating company shall be segregated into a separate trust. Following its withdrawal, the participating company shall exercise all rights, powers and duties with respect to such separate trust.

                                   APPENDIX A

Special Rules With Respect to the Merged Account and Voluntary Contribution Account

                  For a Participant who has an interest in a Merged Account or a Voluntary Contribution Account, the following special rules shall apply. The remainder of such Participant's Plan benefit shall be paid as otherwise provided under the Plan.

                  A Participant with an interest in the Merged Account or the Voluntary Contribution Account shall be entitled to receive the Merged Account and/or the Voluntary Contribution Account balance in cash in a single lump sum as provided in Section 6.6. A Participant may also elect any one of the following options for payment of his Merged Account and/or Voluntary Contribution Account benefit:

         For Merged Account and Voluntary Contribution Account Benefit Attributable to Participation in a Merged Plan

                  1. Subject to the requirement of spousal consent, with respect to any Participant whose vested interest in his account exceeds $3,500 and who wishes to receive benefits other than as a lump sum payment, the Participant may elect the following optional forms of benefit distribution:

                           (a) A qualified joint and survivor annuity provided
for by the application of a designated amount of the vested account balances of the Participant to the purchase of such an annuity with payments continuing until the first day of the month in which the Participant's death occurs, and on the first day of the following month a surviving spouse's benefit of at least fifty percent (50%) of the Participant's benefit, provided, however, that the Participant may instruct in writing prior to the purchase of such an annuity that a larger surviving spouse's benefit be provided (up to a maximum of a one hundred percent (100%) surviving spouse's benefit).

                           (b) A single life annuity provided for by the
application of a designated amount of the vested Account balance of the Participant to the purchase of such an annuity provided, however, that a married Participant must have his spouse consent to benefits in this form, and absent such spousal consent, benefits will be paid in the form of a qualified joint and survivor annuity pursuant to paragraph (i) above.

                           (c) A single life annuity as described in (ii) above,
with a guaranteed period payment (selected by the Participant) not in excess of the Participant's life expectancy or the joint and survivor's life expectancy of the Participant and Beneficiary.

                           (d) Installment payments in substantially equal
amounts at least annually over a period not to exceed the life expectancy of the Participant or the joint and last survivor life expectancy of the Participant and his designated Beneficiary.

                           (e) A combination of a lump sum payment and
installment payments as described in subsection (d).

                  2. In the event that the Participant has elected a benefit involving a life annuity, the following rules shall be applied in a uniform and nondiscriminatory manner with respect to the election of this life annuity form of benefit.

                           (a) At any time prior to the benefit payment date,
the Participant may elect to waive coverage under the qualified joint and survivor annuity. No such waiver shall be effective, however, unless consented to by the Participant's spouse.

                           (b) If a Participant executes a waiver which is
effective under subsection (a) hereof, such Participant's benefits under the Plan shall be distributed in the life annuity form.

                           (c) A Participant's waiver under subsection (a)
hereof shall be in writing in a form acceptable to the Committee and shall be effective only if delivered to the Committee during the election period described in subsection (a) hereof.

                           (d) Any waiver delivered by the Participant to the
Committee in accordance with the provisions of subsection (a) hereof may be revoked by the Participant upon written notice delivered to the Committee during the election period identified in subsection (a) hereof.

                           (e) No Participant's waiver under subsection (a)
hereof shall be effective prior to receipt by the Committee of a spouse's consent, as described in subsection (f) hereof, nor shall any Participant's waiver under subsection (a) hereof remain in effect after receipt by the Committee, during the election period described in subsection (a) hereof, of a revocation by such spouse of such consent.

                           (f) A Participant who does not establish to the
satisfaction of the Committee that he has no spouse on the benefit payment date, may elect to receive the life annuity form only if his spouse (or a spouse's legal guardian if the spouse is legally incompetent) executes a written instrument whereby:

                                    (i) such spouse consents not to receive a
qualified joint and survivor annuity; and

                                    (ii) such instrument acknowledges the effect
of the election to which the spouse's consent is being given and is witnessed by a representative of the Plan or by a notary public; and

                                    (iii) such instrument does not restrict the
Participant as to the specific Beneficiary or Beneficiaries designated by the Participant pursuant to his election or to the Participant's right to designate any Beneficiary or Beneficiaries without any further consent by the spouse; and

                                    (iv) such spouse consents to the
Participant's election of a single life annuity, or to the Participant's right to choose any optional form without any further consent by the spouse; and

                                    (v) such instrument is subject to revocation
in writing by such spouse during the election period described in subsection (a) hereof; or

                                    (vi) the Participant (A) establishes to the
satisfaction of the Committee that his spouse cannot be located or (B) furnishes a court order to the Committee establishing that the Participant is legally separated or has been abandoned (within the meaning of local law), unless a qualified domestic relations order as defined in section 414(p) of the Code pertaining to such Participant provides that the spouse's consent be obtained.

                  3. All forms of benefits elected herein must provide for the payment of no more than incidental benefits pursuant to section 401(a)(9)(G) of the Code.

                                   APPENDIX B

                             Participating Companies

(1)      Cramer Company

(2)      DewEze Manufacturing, Inc.

(3)      The Landover Company

(4)      Motor Products-Owosso Corporation

(5)      Motor Products-Ohio Corporation

(6)      Owosso Corporation

(7)      Snowmax, Incorporated

(8)      Sooner Trailer Manufacturing

(9)      Great Bend Manufacturing Co., Inc.


                                       B-1